QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

        UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(Name of Debtors)

Monthly Operating Report for
the period ended October 31, 2004 **

Debtors' Address:
5619 DTC Parkway
Greenwood Village, CO 80111

Willkie Farr & Gallagher LLP
(Debtors' Attorneys)

Monthly Operating Loss:  $(10,374)
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date:    November 24, 2004

/s/ SCOTT MACDONALD Scott Macdonald Senior Vice President and Chief Accounting Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT     ☐

*
Refer to Schedule VI for a listing of Debtors by Case Number.

**
All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except per share amounts)

October 31, 2004
ASSETS:
Current Assets:
Cash and cash equivalents	$323,285
Restricted cash	5,114
Subscriber receivables—net	203,129
Other current assets	267,394

Total current assets	798,922

Restricted cash	9,535
Investments	25,611
Intercompany receivables	27,664,192
Related party receivables	1,750,427
Property, plant and equipment—net	6,904,078
Intangible assets—net	15,306,020
Other noncurrent assets—net	208,016

Total assets	$52,666,801

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable	$100,837
Subscriber advance payments and deposits	111,090
Accrued and other liabilities	248,108
Current portion of parent and subsidiary debt	50,493

Total current liabilities	510,528

Noncurrent liabilities:
Parent and subsidiary debt, net of current portion	638,176
Accrued and other liabilities	177,638
Deferred income taxes	2,004,762
Intercompany payables	615,308
Related party payables	162,681

Total noncurrent liabilities	3,598,565

Liabilities subject to compromise	46,051,025

Total liabilities	50,160,118

Minority interests	535,512

Stockholders' equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized, 254,842,636 shares issued and outstanding	2,548
Additional paid-in capital	9,467,136
Accumulated other comprehensive loss	(6,721)
Accumulated deficit	(4,496,632)
Treasury stock, at cost	(149,401)

4,817,327
Amounts due from Rigas family entities under co-borrowing credit facilities	(2,846,156)

Total stockholders' equity	1,971,171

Total liabilities and stockholders' equity	$52,666,801

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)

	Month Ended October 31, 2004	Twenty-eight Months Ended October 31, 2004
Revenue	$331,152	$8,434,587
Cost and expenses:
Direct operating and programming	204,289	5,416,560
Selling, general and administrative	26,784	583,231
Depreciation and amortization	98,239	2,203,903
Impairment of long-lived and other assets	—	72,134
Non-recurring professional fees	7,076	156,894

Operating income before reorganization expenses due to bankruptcy	(5,236)	1,865
Reorganization expenses due to bankruptcy	5,138	200,672

Operating loss	(10,374)	(198,807)

Other income (expense):
Interest expense	(40,722)	(936,657)
Equity in losses of affiliates—net	(1,312)	(110,555)
Minority interest in losses of subsidiaries—net	450	25,344
Other-than-temporary impairment of investments and other assets	—	(72,909)
Other	264	10,011

	(41,320)	(1,084,766)

Net loss from continuing operations before income taxes	(51,694)	(1,283,573)
Income tax benefit	—	35

Net loss from continuing operations	(51,694)	(1,283,538)
Discontinued operations	—	(46,139)

Net loss applicable to common stockholders	$(51,694)	$(1,329,677)

Net loss per weighted average share outstanding—basic and diluted	$(0.20)	$(5.24)

Weighted average shares outstanding (in thousands)—basic and diluted	253,748	253,748

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Month Ended October 31, 2004	Twenty-eight Months Ended October 31, 2004
Cash flows from operating activities:
Net loss	$(51,694)	$(1,329,677)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	98,239	2,203,903
Amortization of bank financing costs	4,667	62,028
Impairment of long-lived and other assets	—	72,134
Other-than-temporary impairment of investments and other assets	—	72,909
Minority interest in losses of subsidiaries—net	(450)	(25,344)
Equity in losses of affiliates, net	1,312	110,555
Gain on sale of assets—net	—	(8,642)
Depreciation, amortization and other non-cash items from discontinued operations	—	46,366
Other non-cash items	—	3,856
Reorganization expenses due to bankruptcy	5,138	200,672
Non-recurring professional fees, net of amounts paid	562	43,800
Change in assets and liabilities:
Subscriber receivables—net	(728)	(2,315)
Other assets—net	3,961	(61,519)
Accounts payable	3,021	(2,084)
Subscriber advance payments and deposits	(6,018)	33,258
Accrued interest and other liabilities	31,467	265,009
Liabilities subject to compromise	(120)	(113,319)
Intercompany receivables and payables—net	(848)	(24,315)

Net cash provided by operating activities before payment of reorganization expenses	88,509	1,547,275
Reorganization expenses paid during the period	(6,052)	(166,773)

Net cash provided by operating activities	82,457	1,380,502

Cash flows from investing activities:
Expenditures for property, plant and equipment	(54,850)	(1,745,938)
Cash paid for acquisitions	—	(2,899)
Changes in restricted cash	23,682	(12,506)
Proceeds on asset sales	—	9,906
Investment distributions and contributions — net	—	(2,804)
Related party receivables and payables—net	4,673	39,657

Net cash used in investing activities	(26,495)	(1,714,584)

Cash flows from financing activities:
Proceeds from debt	32,000	688,572
Payments of debt	(1,567)	(109,763)
Payment of bank financing costs	—	(63,066)

Net cash provided by financing activities	30,433	515,743

Change in cash and cash equivalents	86,395	181,661
Cash and cash equivalents, beginning of period	236,890	141,624

Cash and cash equivalents, end of period	$323,285	$323,285

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1.     Organization, Business and Proceedings under Chapter 11

        Adelphia Communications Corporation and its subsidiaries ("Adelphia" or the "Company") owns, operates and manages cable television systems and other related businesses. Adelphia's operations primarily consist of providing analog and digital cable services, high-speed Internet access and other advanced services over Adelphia's cable networks. These services are generally provided to residential customers. Cable systems operated by Adelphia are located in 31 states and Puerto Rico, with large clusters in Los Angeles, Western Pennsylvania, Ohio, Western New York, New England, Florida, Virginia and Colorado Springs.

        Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, including its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia, are included with the exception of those subsidiaries/entities (the "Non-Filing Entities") who did not file voluntary petitions under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") and Century-ML Cable Venture ("CMLCV"), a joint venture of which Adelphia is the managing partner and whose bankruptcy filing is administered separately. The Non-Filing Entities as of October 31,2004 include Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture, Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Marys Television, Inc. ("St. Marys"), Adelphia Brasil, Ltda, STV Communications and Main Security Surveillance, Inc. As of and for the month ended October 31,2004, the Non-Filing Entities were not significant to the consolidated results of operations, financial position, or cash flows of the filing entities. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by John J. Rigas or his family (the "Rigas Family" or "Rigas Entities").

Bankruptcy Proceedings

        On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (excluding Century Communications Corporation ("Century") which filed on June 10, 2002) (all filing entities, including Century, herein known as the "Debtors" or "Filing Entities"), except for the Non-Filing Entities and CMLCV which filed on September 30, 2002 (see Note 18), filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors are operating their business as debtors-in-possession under Chapter 11. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the "U.S. Trustee") appointed a statutory committee of unsecured creditors (the "Creditors' Committee"). In addition, on July 31, 2002, the U.S. Trustee appointed a statutory committee of equity holders (the "Equity Committee" and collectively with the Creditors' Committee, the "Committees"). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company's long-term business plan and plan of reorganization. The Company has received several extensions from the Bankruptcy Court of the period within which to file a plan of reorganization (the "Exclusive Period") and solicit acceptances thereof (the "Solicitation Period"), with the latest extension of the Exclusive Period and the Solicitation Period being through February 17, 2004 and April 20, 2004, respectively. On February 9, 2004, the Debtors filed a motion requesting an additional extension of the Exclusive Period and Solicitation Period to April 17, 2004 and June 19, 2004, respectively. On February 5, 2004, the Equity Committee filed a motion to terminate the Debtors' Exclusive Period and Solicitation Period. On February 17, 2004, the Rigas Family filed a motion to terminate the Debtors' Exclusive Period and Solicitation Period. Other objections have been filed to the Debtors' extension motion by parties in interest in these cases, including by the agents for the pre-petition lenders and certain creditors. Bridge orders were entered by the Bankruptcy Court extending the Exclusive Period and Solicitation Period until the hearing on the motions is held and a determination by the Bankruptcy Court is made. A hearing on all of these motions has been adjourned, due to the exploration of the sales process discussed below, to a date to be determined by the Bankruptcy Court. Until such hearing, the Exclusive Period and the Solicitation Period are continuing.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        On February 25, 2004, the Debtors filed their proposed joint plan of reorganization (the "Plan") and related draft disclosure statement with the Bankruptcy Court. In addition, on February 25, 2004, the Company announced that it executed a commitment letter and certain related documents pursuant to which, and subject to the terms and conditions set forth therein, four financial institutions committed to provide to the Debtors up to $8.8 billion in exit financing, which amounts will be used by the Debtors to make the cash payments contemplated by the Debtors' proposed plan of reorganization and to pay transaction costs associated with the reorganization of the Debtors. The commitment letter and the related documents were amended on several occasions during the first and second quarters of 2004 to give effect to certain developments in the bankruptcy cases of the Debtors, including in response to the April 22, 2004 announcement by the Debtors of their intention to pursue a possible sale of their equity or assets.

        The proposed exit financing facilities are comprised of (i) $5,500,000 of senior secured credit facilities, which includes $4,750,000 of term loans and a $750,000 revolving credit line, and (ii) a $3,300,000 bridge facility. The revolving credit line would generally not be used on the closing date to finance the cash payments to be made under the Debtors' proposed plan of reorganization or to pay transaction costs associated with the reorganization of the Debtors. Rather, the revolving credit line would be used following the completion of the Debtors' reorganization to fund the working capital requirements of the Debtors. The aggregate commitment of the exit lenders under the terms of the exit financing commitment is subject to reduction under certain circumstances, which are described in the commitment letter, as amended. In addition, the Company has the right to terminate the commitment of the exit lenders after the execution of a definitive sale agreement that has been approved by Adelphia's board of directors providing for the sale of all or substantially all of the assets of the Debtors or all or substantially all of the equity of Adelphia. The obligation of the exit lenders to fund the exit financing facilities is subject to certain conditions which are enumerated in the commitment letter and the attachments thereto, each as amended. No assurance can be given that such conditions will be satisfied.

        On June 30, 2004, and after the Debtors and the exit lenders agreed on certain modifications to the terms of the exit financing commitment, the Bankruptcy Court entered a final order approving the exit financing commitment. Following the Bankruptcy Court's definitive approval of the exit financing commitment, the Company paid the exit lenders a nonrefundable fee of $10,000 and reimbursed the exit lenders for certain expenses they had incurred through the date of such approval, including certain legal expenses incurred by them through such date. Additional fees will be payable by the Company under the terms of the exit financing commitment irrespective of whether the exit financing facilities are utilized. Certain other fees will only become payable if the exit financing facilities are funded.

        The Debtors are not soliciting acceptances of the Plan at this time, and any such solicitation will be made only after the disclosure statement relating to the Plan has been approved by the Bankruptcy Court. In order to successfully emerge from bankruptcy, the Debtors must, among other things: (1) obtain an order of the Bankruptcy Court approving the disclosure statement as containing "adequate information", (2) solicit the acceptance of the Plan from the holders of claims and equity interests in each class that is impaired and not deemed by the Bankruptcy Court to have rejected the Plan, (3) obtain an order from the Bankruptcy Court confirming the Plan and (4) consummate the Plan. No date for a hearing on the disclosure statement has been scheduled at this time. In order to obtain a confirmation order, the Bankruptcy Court will have to find, among other things, that each class of impaired claims or equity interests has either accepted the Plan or the Plan meets the requirements of the Bankruptcy Code to confirm the Plan over the dissenting classes. In addition, the Bankruptcy Court must find that the Plan meets certain other requirements specified in the Bankruptcy Code. Confirmation of the Plan would resolve, among other things, the Debtors' pre-petition obligations, determine the revised capital structure of the newly reorganized Debtors and provide for their corporate governance following emergence from bankruptcy. There can be no assurance that the Bankruptcy Court will find that the Plan satisfies all requirements necessary for confirmation by the Bankruptcy Court. There also can be no assurance that modifications to the Plan will not be required for confirmation or that such modifications would not necessitate the resolicitation of votes of holders of claims and equity interests. In addition, if the Plan is rejected by certain classes of claims or equity interests, the Bankruptcy Court may determine not to confirm it. The Debtors believe that there is substantial opposition from many of the Debtors' constituents to the terms of the Plan as filed on February 25, 2004. The Debtors are in the process of amending the Plan to

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

address the opposition of certain constituents. While the Plan proposes, among other things, the reorganization of the Debtors and claims against them, it does not address the reorganization of CMLCV.

        On April 22, 2004, Adelphia announced that it intended to pursue a sale of the Company while simultaneously continuing to prepare to emerge as a stand-alone company pursuant to the Plan. Adelphia intends to pursue the dual track process to determine which alternative is in the best interest of the Debtors' constituents. The Bankruptcy Court approved the Company's engagement of UBS Investment Bank and Allen & Company LLC as financial advisors on September 14, 2004 and Sullivan & Cromwell LLP on July 21, 2004, as legal advisors in connection with a possible sale of the Company. On September 21, 2004, the Company announced that it has formally launched the sales process. As part of that process, the Company is allowing interested parties to bid on any or all of seven strategic clusters of cable systems. On October 22, 2004, the Bankruptcy Court approved the bidding procedures and related bidding protections in connection with the potential sale of substantially all the assets of or the equity in the Company (the "Bid Procedures Order"). Based on these non-binding indications of interest, on November 1, 2004, Adelphia invited qualified bidders to submit final, legally binding bids in accordance with the Bid Procedures Order. The Company has established a date in January 2005 as the deadline for the submission of final, legally-binding offers; however, the Company has reserved the right to change the deadline if such a change is deemed to be warranted.

        In order to motivate existing employees and stave off attrition that likely would result from a dual path emergence strategy, the Debtors adopted certain key employee compensation and retention programs, which were approved by the Bankruptcy Court on September 21, 2004 (the "KERP Programs"). The KERP Programs include (1) an amended performance retention plan; (2) an amended severance plan; (3) amended forms of employment agreements for senior managers; and (4) a key employee continuity program. The key employee continuity program consists of the Adelphia Communications Corporation Key Employee Continuity Program (as amended, the "Stay Plan") and the Adelphia Communications Corporation Sale Bonus Program (as amended, the "Sale Plan"). The Stay Plan provides for the payment of cash bonuses to certain eligible employees of the Debtors if such employees continue their employment with the Debtors or their successors for a period of at least nine months from the date the award is granted. The Sale Plan provides for the payment of cash bonuses to certain eligible employees of the Debtors if such employees continue their employment with the Debtors or their successors until, and for the six month period following, a "change in control" (as defined in the Sale Plan).

Bankruptcy Costs and Fees

        In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees (in addition to any costs or fees associated with the proposed exit financing facilities). Certain of these costs and fees will be due once the plan of reorganization is approved by the Bankruptcy Court and include cure costs and success fees. The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and the Committees upon the Company's emergence from bankruptcy. Currently, these success fees are estimated to be between $27,000 to $31,500. As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.

Basis of Presentation

        Until a plan or plans of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants' ("AICPA") Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7") and generally accepted accounting principles in the United States of America ("GAAP"). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of October 31, 2004, or the results of its operations or its cash flows for the one and twenty-eight month periods ended October 31, 2004 in conformity with GAAP because the accompanying unaudited consolidated financial statements exclude the financial position, results of operations and cash flows of the Non-Filing Entities and CMLCV. Furthermore, the accompanying unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11 of the Bankruptcy Code, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the accompanying unaudited consolidated financial statements. SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statements of operations. See Note 5 to these unaudited consolidated financial statements for further discussion.

        As a result of the Company's recurring losses, the Chapter 11 filing and circumstances relating to these events (including the Company's debt structure), actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities Inc. and Citigroup Global Markets Inc., as Co-Lead Arrangers (the "DIP Lenders"), for a Debtor-in-Possession Credit Facility (the "DIP Facility"). On May 6, 2004, the Bankruptcy Court entered an order authorizing and approving a form of Second Amended and Restated Credit and Guaranty Agreement (the "Extended DIP Facility") and a related commitment letter and fee letter, each dated April 16, 2004, and the payment of related fees and expenses. On May 10, 2004, the Company closed on the Extended DIP Facility, which replaced and superceded the DIP Facility. Certain terms of the Extended DIP Facility are more fully described in Note 2 below. The Company believes that cash flows from operations, along with the financing provided through the Extended DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company's ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the Extended DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due.

        In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company's business thereafter will be dependent on the Company's ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company's business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company's ability to continue as a going concern.

        The accompanying unaudited consolidated financial statements have been derived from the books and records of the Company. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures (e.g., tests for asset impairment), the Company believes that the financial information of the Debtors will change, and these changes will be material. The Company's intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets", the Company discontinued amortizing its purchased franchise and goodwill intangibles as of January 1, 2002. SFAS No. 142 requires annual testing for impairment of goodwill and indefinite-lived intangible assets (e.g., purchased franchise intangibles), or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of its purchased franchise and goodwill intangible assets. Any adjustment as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company's financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Company disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable. As such, the books and records of the Company from which the accompanying unaudited consolidated financial statements of the Debtors are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

        The Company is reviewing its books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements of the Debtors should be supplemented or otherwise amended. The Company reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. The accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather, a current compilation of the Debtors' books and records. The Company does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

        All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. As further discussed in Dismissal of Former Independent Public Accountants/New Management below, PricewaterhouseCoopers, LLP ("PwC"), the Company's independent auditors, has not completed its audit as of and for the years ended December 31, 2003, 2002 and 2001 or its re-audits as of and for the years ended December 31, 2000 and 1999.

Dispositions

        As more fully described in Note 17, in April 2004, the Company transferred the economic risks and benefits of certain assets which provide competitive local exchange carrier ("CLEC") telecommunication services. Accordingly, the Company presented such CLEC assets as discontinued operations in April 2004.

        In November 2004 the Company entered into an agreement to sell its security business for approximately $38,000. This agreement is subject to Bankruptcy Court approval and normal closing conditions. Pursuant to the bidding procedures order filed with the Bankruptcy Court on November 22, 2004, qualified bidders will have the opportunity to submit higher or otherwise better offers, with an initial bid increment of $1,900, and if there is an auction, in subsequent increments of $200. The transaction is expected to close in first quarter 2005.

Change in Useful Life

        In March 2004, effective January 1, 2004, the Company changed the useful life used to calculate the depreciation of converter boxes from five years to four years due to the introduction of advanced set-top boxes which provide high definition and digital video recording capabilities.

Reclassification

        Certain amounts for the twenty-eight months ended October 31, 2004 have been reclassified to conform with the October 31, 2004 monthly presentation.

        In accordance with SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity," the Company has reclassified "Cumulative redeemable exchangeable preferred stock" as a liability in the accompanying unaudited consolidated balance sheet.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Dismissal of Former Independent Public Accountants/New Management

        As disclosed in its Current Report on Form 8-K filed on June 14, 2002, as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP ("Deloitte"), its former independent public accountants. As a result of actions taken by management of the Company during the time that members of the Rigas Family held all of the senior management positions ("Rigas Management"), the Company has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001 or received its independent auditor's report thereon. In addition, the Company has not filed with the Securities and Exchange Commission ("SEC") its Annual Reports on Form 10-K as of and for the years ended December 31, 2003, 2002 and 2001. Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2004, June 30, 2004, March 31, 2004, September 30, 2003, June 30, 2003, March 31, 2003, September 30, 2002, June 30, 2002 and March 31, 2002. As of the date Deloitte was dismissed as the Company's independent accountants, Deloitte had not completed its audit or issued its independent auditors' report with respect to the Company's financial statements as of and for the year ended December 31, 2001. In addition, Deloitte withdrew the audit reports it had issued with respect to the financial statements of the Company and its subsidiaries. The Company is performing a review of its historical books and records, accounting policies and practices and financial statements to determine whether its books and records and financial statements need to be adjusted in light of the actions taken by management of the Company during the time that the Rigas Family held director and officer positions at the Company. Adelphia's current management is actively engaged in preparing restated financial statements for 2000 and 1999 and preparing financial statements for 2003, 2002 and 2001. In addition, PwC is preparing the audits for the years ended December 31, 2003, 2002 and 2001 and re-audits for the years ended December 31, 2000 and 1999. See Note 3 to these unaudited consolidated financial statements for further information.

        On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other matters, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte's conduct, as well as punitive damages. Deloitte filed preliminary objections to the complaint. On June 11, 2003, the Bankruptcy Court denied Deloitte's preliminary objections in their entirety. On September 15, 2003, Deloitte filed an answer and counterclaims with respect to the Company's complaint and also asserted claims against the Rigas Family. On January 9, 2004, the Company filed an answer to Deloitte's counterclaims. Discovery in the action has commenced.

        Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the interim Chief Executive Officer, who, along with other new members of management, took control of the Company in May 2002. On March 7, 2003 the Bankruptcy Court entered an order approving the employment of Messrs. Schleyer and Cooper. Mr. Schleyer's employment agreement provides that he will be permitted to use the Company's aircraft in accordance with the corporate aircraft policy approved by the Board of Directors, and prohibits personal use of the aircraft. In October 2003, the Board of Directors approved an aircraft policy that provides, among other things, that reimbursed commuting under a timeshare arrangement does not constitute personal use of the aircraft if significant advantages to the Company in terms of time, money, security or productivity may be realized.

2.     Debt and Other Obligations

        Due to the commencement of the Chapter 11 filings and the Company's failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of October 31, 2004. See Note 4 to these unaudited consolidated financial statements for further information.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Extended DIP Facility

        In connection with the Chapter 11 filings, the Company entered into the $1,500,000 DIP Facility. On May 6, 2004, the Bankruptcy Court entered an order approving the $1,000,000 Extended DIP Facility and on May 10, 2004, the Company closed on the Extended DIP Facility. The Extended DIP Facility superceded and replaced in its entirety the DIP Facility. The Extended DIP Facility matures on the earlier of March 31, 2005 or upon the occurrence of certain other events, including, with respect to each designated subsidiary borrowing group, the effective date of a reorganization plan of the loan parties in such designated subsidiary borrowing group that is confirmed pursuant to an order of the Bankruptcy Court. Upon the closing of the Extended DIP Facility, the Company borrowed an aggregate of approximately $390,750 thereunder and used all such proceeds to repay all of the then outstanding principal, accrued interest and certain related fees and expenses under the DIP Facility. The proceeds from borrowings under the Extended DIP Facility can be used for general corporate purposes and investments, as defined in the Extended DIP Facility. The Extended DIP Facility is secured with a first priority lien on all of Adelphia's unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens. The Extended DIP Facility consists of an $800,000 revolving credit facility (the "Tranche A Loan") and a $200,000 loan (the "Tranche B Loan"). Loans under the Extended DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 1.5% or the Adjusted LIBOR Rate, as defined in the Extended DIP Facility, plus 2.5%.

        The Extended DIP Facility contains certain restrictive covenants, which include limitations on the ability of the loan parties to (i) incur additional guarantees, liens and indebtedness, (ii) sell or otherwise dispose of certain assets and (iii) pay dividends or make other distributions, loans or payments with respect to any shares of capital stock, subject to certain exceptions set forth in the DIP Facility. The Extended DIP Facility also requires compliance with certain financial covenants with respect to operating results and capital expenditures. These financial covenants became effective for periods beginning May 1, 2003.

        On June 29, 2004 and July 30, 2004, certain loan parties made mandatory prepayments of principal on the Extended DIP Facility in connection with the consummation of certain asset sales. As a result, the total commitment for the entire Extended DIP Facility was reduced to $996,425, with the total commitment of the Tranche A Loan being reduced to $796,822 and the total commitment of the Tranche B Loan being reduced to $199,603. As of October 31, 2004, $438,572 under the Tranche A Loan has been drawn and letters of credit totaling $116,387 have been issued under the Tranche A Loan, leaving availability of $241,863 under the Tranche A Loan. Furthermore, as of October 31, 2004, $199,603 under the Tranche B Loan has been drawn.

        The foregoing summary of certain material terms and conditions of the Extended DIP Facility do not represent a complete summary of all of the material terms and conditions of the Extended DIP Facility and is qualified in its entirety by reference to the Extended DIP Facility and Amendment No. 1 and Amendment No. 2 thereto, copies of which are attached as exhibits to the Company's Current Reports on Form 8-K filed with the SEC on May 12, 2004, July 27, 2004 and September 27, 2004, respectively.

Co-Borrowing Credit Facilities

        As disclosed in the Company's Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company entered into co-borrowing credit facilities with certain entities owned by the Rigas Family. Historically, the Company's financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas Family. As a result, the entire amount of indebtedness for which the Company's affiliates could be liable under the co-borrowing credit facilities was not reflected as indebtedness on the Company's historical financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        As discussed in Note 1, at this time, PwC has not completed its audits of the Company's financial statements as of and for the years ended December 31, 2003, 2002 and 2001 and the Company is engaged in preparing restated financial statements as of and for the years ended December 31, 2000 and 1999. As disclosed in its Current Reports on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company's indebtedness to reflect the full amount of borrowings by entities owned by the Rigas Family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding receivable from such Rigas Entities reflected as a reduction in stockholders' equity. Since consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company's financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders' equity for the corresponding receivable reflected in the accompanying unaudited financial statements has yet to be finalized. The final accounting treatment may result in a materially different treatment from that presented herein.

        On July 6, 2003, the Creditors' Committee filed an adversary proceeding against the Debtors' Pre-Petition Agents and Pre-Petition Secured Lenders (collectively, the "Defendants") on behalf of the Debtors and their estates seeking, among other things, to: (i) recover as fraudulent transfers the principal and interest paid by the Debtors to the Defendants; (ii) avoid as a fraudulent transfer the Debtors' obligation, if any, to repay the Defendants; (iii) recover damages for breaches of fiduciary duties to the Debtors and for aiding and abetting fraud and breaches of fiduciary duties by the Rigas Family; (iv) equitably disallow, subordinate or re-characterize each of the Defendants' claims in the Debtors' bankruptcy proceedings; (v) avoid and recover certain preferential transfers made to certain of the Defendants; and (vi) recover damages for violations of the Bank Holding Company Act. On July 29, 2003, the Bankruptcy Court entered a Stipulation and Order Regarding (a) the Creditors' Committee's Motion for Leave to Prosecute Claims and Causes of Action Against the Defendants, (b) the Equity Committee's Motion to Intervene in the Adversary Proceeding and (c) the Pre-Petition Agents' Responses in Opposition to the Motion of the Creditors' Committee and the Equity Committee and Alternative Motions to Dismiss the Creditors' Committee's Complaint. On July 31, 2003, the Equity Committee filed a motion seeking authority to file additional claims against the Pre-Petition Lenders. By decision and order of the Bankruptcy Court, on August 5, 2003, the Bankruptcy Court determined that the Creditors' Committee had met the applicable legal standards to assert claims on behalf of the Debtors. On or about October 3, 2003, certain of the Defendants filed objections to the Creditors' Committee's motion seeking standing to pursue the adversary proceeding filed against the Defendants. On or about January 13, 2004, the Creditors' Committee filed its memorandum of law in opposition to objections to standing and Motions to Dismiss. On or about June 4, 2004, the Pre-Petition Agents filed oppositions to the Equity Committee's Motion to Intervene. A hearing has been scheduled for December 13, 2004 to hear issues, among others, the Motions to Dismiss.

        In late March and early April 2004, each of the Debtors' Pre-Petition Agents filed adversary proceedings against the Debtors, seeking, among other things, a judicial determination of certain of their rights pursuant to their respective credit agreements. The Debtors have not responded yet to any of these actions.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

  Parent and Subsidiary Debt

        The following information is an update of certain disclosures relating to the book value of the Company's debt, as reflected on its books and records, included in Note 4 to Adelphia's consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000. The book value of such indebtedness does not necessarily reflect the amount of the claim of the holders' of such indebtedness in the Company's bankruptcy proceeding.

Parent Debt:

August 31, 2004
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6% Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:
Notes to banks	$3,970,532
Extended DIP Facility	638,176
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	172,943

Total subsidiary debt	$7,193,225

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	14,110,269
Debt under co-borrowing credit facilities attributable to Rigas Entities	2,846,156

$16,956,425

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        In connection with the Company's ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding classification of leases. For purposes of this report only, leases which are being paid on a current basis, have not been treated as liabilities subject to compromise.

        Total parent and subsidiary debt, exclusive of debt under co-borrowing credit facilities attributable to Rigas Entities, of $14,110,269 consists of liabilities subject to compromise of $13,421,601, bank financing under the Extended DIP Facility of $638,176 and capital leases of $50,492.

Weighted average interest rate payable by subsidiaries under credit agreements with banks	5.41%

        On December 29, 2003, certain holders of prepetition convertible subordinated debt issued by Adelphia Communications Corporation ("ACC") and the Bank of New York, as trustee with respect to such debt, filed a lawsuit (the "X-Clause Litigation") against ACC seeking, among other things, a declaratory judgment stating that under the provisions of the applicable indentures, such holders are entitled to receive and retain their pro rata portion of payment on their claims to the extent that distributions are made to ACC's senior note holders in the form of Common Stock under any plan proposed in the chapter 11 cases. By order dated April 13, 2004, the Bankruptcy Court dismissed the X-Clause Litigation, without prejudice, because the issue presented was not ripe for decision.

Interest Expense

        Interest expense totaled $40,722 and $936,657 for the one and twenty-eight month periods ended October 31, 2004, respectively, of which $14,519 and $368,837 is attributable to the Rigas Entities under co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11 of the Bankruptcy Code, the amount of interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and twenty-eight month periods ended October 31, 2004 is $102,345 and $2,666,462, respectively.

Other

        In July 2003 and again in January 2004, the Rigas Family sought approval from the Bankruptcy Court to use cash from the Rigas Entities to fund the Rigas Family members' civil and criminal defense costs. The Rigas Family claimed they were entitled to this funding based on certain purported indemnity and other rights they claimed they had as officers, directors, and controlling shareholders of the Rigas Entities. In an order dated August 7, 2003, the Bankruptcy Court granted the Rigas Family members' request to the extent of $15,000. In a decision rendered from the bench on February 18, 2004 and entered as an order on March 9, 2004, the Bankruptcy Court amended that order to allow an additional $12,800 to be spent on criminal defense costs and denied the Rigas Family members' request for additional funding for civil defense cost. The Debtors and Creditors' Committee appealed the February 18, 2004 ruling and moved for a stay pending the appeal of the Bankruptcy's Court's March 9, 2004 order. A hearing on the motion for a stay pending appeal was held on March 17, 2004 in the District Court. On March 22, 2004 the District Court denied Adelphia's motion for a stay pending appeal of the Bankruptcy Court's March 9, 2004 order. On September 14, 2004, the Rigas Family members again moved to amend the August 7, 2003 and March 9, 2004 orders, seeking approximately $11,000 of additional cash from the Rigas Entities to fund civil and criminal defense costs. While that motion was pending, the United States District Court issued a decision on September 27, 2004, reversing the Bankruptcy Court's March 9, 2004 Order and remanding the matter back to the Bankruptcy Court for further consideration. On November 8, 2004, a hearing regarding evidentiary issues relating to the Rigas Family members' latest motion occurred, at which time the court granted Adelphia's motion to exclude certain evidence. An evidentiary hearing was held on November 22, 2004 and the Bankruptcy Court reserved decision. As of October 31, 2004, the Rigas Entities had advanced $27,800 to the Rigas Family for defense costs.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

3.     Correction in Accounting Policies and Practices / Provision for Accounting Changes

        Effective January 1, 2003, the Company, as part of its ongoing review of its historical books and records and its financial statements, corrected certain of its erroneous accounting policies and practices for Property, Plant and Equipment ("PP&E") relating to the capitalization of labor, labor-related costs, certain overhead costs, and certain materials (collectively, "Capitalized Costs") used in the maintenance of its cable systems. The erroneous capitalization of costs that were corrected included, among other things, Capitalized Costs for service calls and normal, ongoing maintenance to cable systems. Some of the items that had been capitalized included system electrical power, converter repairs, equipment repairs and maintenance contracts. The Company believes that the corrections were necessary in order to be in compliance with GAAP. At the time the Company filed its current report on Form 8-K dated February 25, 2003, the Company was still evaluating Capitalized Costs related to installation activities and internal construction (collectively, "Capitalized Installation and Construction Activities"). In April 2003, the Company corrected its erroneous accounting policies and practices related to Capitalized Installation and Construction Activities and recorded an adjustment of approximately $15,000 in the April 2003 accounting month to correct for these errors for the months of January through March 2003. These errors included the incorrect capitalization of reconnect and disconnect activities, which are prohibited by GAAP, as well as the improper capitalization or overcapitalization of certain overhead costs. This adjustment had the effect of increasing expenses and reducing capital expenditures in April 2003.

        The Company has not restated previously filed Adelphia Monthly Operating Reports and has not completed its review and analysis of its new accounting policies and practices for PP&E relating to Capitalized Costs, including Capitalized Installation and Construction Activities, on the financial statements for the years ended December 31, 2003, 2002, 2001, 2000 and 1999. However, the Company has recorded total adjustments of $144,000 in 2002 for estimated corrections in accounting polices and practices, comprised of (i) a May 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, (ii) a December 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, and (iii) an estimated provision for accounting changes of $51,000 in June 2002 and $8,500 per month from July 2002 through December 2002.

        The Company estimates that the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E will materially increase expenses and decrease capital expenditures as compared to the accounting policies and practices of the Company under Rigas Management. The impact of the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E on the Company's results of operations will vary based upon levels of activities. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E for 2003, 2002, 2001, 2000 and 1999 have not yet been finalized. The impact of these changes and any other further changes will likely be material.

        Additionally, management has not completed its overall review of the Company's historical books and records, accounting policies and practices and financial statements, and accordingly, the Company may record additional adjustments for corrections in erroneous accounting policies and practices in addition to those adjustments already recorded for PP&E, and such adjustments may be material. PwC has not completed its audit of the Company's books for any period and their audit could result in further adjustments to the Company's results of operations and those adjustments could be material.

4.     Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as a debtor-in-possession under Chapter 11 of the Bankruptcy Code since June 25, 2002. The Company is authorized to operate its business in the ordinary course pursuant to Chapter 11 of the Bankruptcy Code.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        Due to the commencement of the Chapter 11 cases and the Company's failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. However, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia's motions to pay certain pre-petition obligations including, but not limited to, employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may assume or reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Unless otherwise agreed to by the parties, the cost of curing any pre-petition executory contract or unexpired lease is borne by the Debtors. Any damages resulting from the rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise.

        By order dated October 24, 2003 (the "Bar Date Order"), the Bankruptcy Court established a bar date for filing proofs of claim against the Debtors' estates of the later of January 9, 2004 at 5:00 P.M. (Eastern Time) or 30 days after the date upon which the Debtors amend their respective Schedules of Liabilities or the Bankruptcy Court enters a rejection order. A bar date is the date by which proofs of claims must be filed if a claimant disagrees with how such claimant's claim appears on the Debtor's Schedules of Liabilities. The Company provided notice to all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. The aggregate amount of claims filed exceeds $3.2 trillion, but excludes any estimated amounts for unliquidated claims. The Debtors believe that many of these claims are duplicative, based upon contingencies that have not occurred, or otherwise are overstated, and are therefore invalid. Differences between amounts recorded by the Debtors and claims filed by creditors are being investigated and resolved in connection with the Debtors' claims resolution process. That process has commenced and, in light of the number of claims asserted, will take significant time to complete. While the ultimate number and allowed amounts of such claims are not presently determinable, the Debtors have commenced the process of objecting to such invalid claims by filing their first omnibus objection to claims dated October 12, 2004 (the "Objection"). The Objection includes approximately 1,500 claims filed by 22 creditors totaling in excess of $4.5 billion. The Objection is scheduled for a hearing on November 30, 2004. On July 31, 2003, each Debtor filed with the Bankruptcy Court its Schedules of Liabilities and Statement of Financial Affairs. On or about October 8, 2003, each Debtor filed its First Amendment to its Schedules of Liabilities and Statement of Financial Affairs. On or about October 24, 2003, certain of the Debtors filed a Second Amendment to their respective Schedules of Liabilities. Between February 27 and March 1, 2004, each Debtor filed its Schedules of Assets and February 2004 Amendments to Schedules of Liabilities and Executory Contracts and February 2004 Amendments to the Statement of Financial Affairs. On April 23, 2004 one of the Debtors filed its April 2004 Amendments to its Schedules of Liabilities.

        On December 3, 2003, the SEC filed a proof of claim in the Chapter 11 Cases against ACC for, among other things, unliquidated claims for penalties, disgorgement, and prejudgment interest arising from violations of the federal securities laws (the "SEC Claim"). On July 14, 2004, the Creditors' Committee initiated an adversary proceeding against the SEC alleging, among other things, that (i) pursuant to sections 510(b) and 726(a) of the Bankruptcy Code the SEC Claim should be subordinated to prevent the SEC from claiming a recovery for junior stockholders and subordinated noteholders prior to senior creditors being paid in full, and (ii) the court should grant declaratory relief that the SEC Claim applies only to ACC (as opposed to all of the Debtors) because, pursuant to the Bar Date Order, the failure to file separate proofs of claim against each of the Debtors bars the SEC from pursuing claims against any entity other than ACC. In response, on August 12, 2004, the SEC filed an Answer to the adversary proceeding initiated by the Creditors' Committee asserting, among other things, (i) it may recover against debtors affiliated with ACC that engaged in fraud, received the fruits of ACC's fraud, or otherwise commingled assets with ACC if the various estates are substantively consolidated (and if not, reserves the right to file an action to substantively consolidate the estates) and (ii) that the relief sought by the Creditors' Committee rests upon contingent events that may not occur as anticipated by the Creditors' Committee and, therefore, are not ripe for judicial review. Presently, the parties are submitting legal briefs on the issue of whether the Creditors' Committee's suit is ripe for adjudication.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        Liabilities subject to compromise consist of the following:

October 31, 2004
Parent and subsidiary debt	$13,421,601
Parent and subsidiary debt under co-borrowing credit facilities attributable to Rigas Family Entities	2,846,156
Accounts payable	881,291
Accrued and other liabilities	508,145
Intercompany payables	27,011,502
Related party payables	1,233,536
Cumulative redeemable exchangeable preferred stock	148,794

$46,051,025

        Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

        Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5.     Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

        The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company's reorganization and have been incurred in response to the actions taken by Rigas Management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the accompanying unaudited consolidated statements of operations. Based on the Company's interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

6.     Accounts Payable, Accrued Expenses and Other Liabilities

        To the Company's knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers' compensation and disability insurance policies, required to be paid are fully paid as of October 31, 2004.

        As stated in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

7.     Preferred Stock

        In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11 of the Bankruptcy Code, preferred stock dividends would have been $5,750 and $161,000 for the respective one and twenty-eight month periods ended October 31, 2004.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        On August 11, 2003, the Debtors initiated an adversary proceeding against the holders of various series of preferred stock of Adelphia (the "Preferred Stockholders"), seeking, among other things, to enjoin the Preferred Stockholders from exercising certain purported rights to elect directors to the Board of Directors due to Adelphia's failure to pay dividends and alleged breaches of debt-like covenants contained in the Certificates of Designations relating to the preferred stock. On August 13, 2003, certain of the Preferred Stockholders filed an action in the Delaware Chancery Court seeking a declaratory judgment of their purported right to appoint two directors to the Board of Directors (the "Delaware Action"). On August 13, 2003, the Bankruptcy Court granted the Debtors a temporary restraining order, which, among other things, stayed the Delaware Action and temporarily enjoined the Preferred Stockholders from exercising their purported rights to elect directors to the Board of Directors. Thereafter, the Delaware Action was withdrawn.

        On October 29, 2004, Adelphia filed a motion with the Bankruptcy Court to postpone the conversion of Adelphia's 7.5% Series E Mandatory Convertible Preferred Stock into shares of Class A Common Stock from November 15, 2004 to February 1, 2005, to the extent such conversion was not already stayed by the Debtors' bankruptcy filing, in order to protect the Debtors' net operating loss carryovers. The motion was heard on November 10, 2004, and an order granting such postponement was entered by the Bankruptcy Court on November 18, 2004, effective as of November 14, 2004.

8.     Intercompany Receivables and Payables

        The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia's majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company. The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables balance included in liabilities in the accompanying unaudited consolidated balance sheet. Intercompany payables have been segregated between pre- and post- bankruptcy petition and none of the intercompany balances have been collateralized (other than certain post-bankruptcy petition intercompany receivables that are required to be collateralized under the terms of the Extended DIP Facility until such time as such intercompany receivables are paid). The intercompany balances do not net to zero as the Non-Filing Entities and CMLCV have not been included in the accompanying consolidated financial statements, as discussed in Note 1.

9.     Related Party Receivables and Payables

        Related party receivables and payables represent advances to and payables from certain related parties, including entities owned and/or controlled by the Rigas Family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the accompanying unaudited consolidated balance sheet. Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized. Management is continuing to evaluate the proper classification and recoverability of related party receivables and may record reserves against such receivables in the future.

10.   Cash and Cash Equivalents and Restricted Cash

        The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

        As of October 31, 2004, the Company has restricted cash of $5,465 for the payment of franchise obligations, as required by an agreement with the Company's insurance provider. Also included in restricted cash is $3,607 related to revenue received from customers which was placed in trust as a result of a dispute arising from the acquisition of certain cable systems from Verizon Media Ventures, Inc. The remainder of the restricted cash balance primarily consists of cash collateral supporting obligations under certain of the Company's franchise agreements and surety bonding obligations.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

11.   Subscriber Receivables

        Subscriber receivables consist of monthly amounts due from the Company's customers and are reported net of allowance for doubtful accounts of $17,361.

12.   Prepaid Expenses and Other Assets—Net

        Included in other assets—net are unamortized deferred financing fees of $154,974 relating to pre-petition debt obligations. Such amounts are not currently being amortized. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be reflected in the statement of operations.

13.   Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

        As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2003, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999. The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999. The adjustments may be material to these periods.

        Listed below are certain investments and other assets for which (with the exception of property, plant and equipment and intangible assets) the Company has recorded an asset impairment charge during the twenty-eight month period ended October 31, 2004. All adjustments to be made to prior periods as a result of the Company's restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the years ended December 31, 2003, 2002 and 2001 and the re-audits as of and for the years ended December 31, 2000 and 1999.

        The tables below present the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.

Twenty-eight Months Ended October 31, 2004
Impairment of Long-Lived and Other Assets:
Internal Operations, Call Center and Billing System	$63,910
Competitive Local Exchange Carriers	8,224

$72,134

Other-than-Temporary Impairment of Investments and Other Assets:
Buffalo Sabres	68,612
Interactive Digital TV Investments	1,697
Praxis Capital Ventures, L.P.	2,600

$72,909

Internal Operations, Call Center and Billing System

        From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as "Convergence." After careful evaluation of the functionality and usability of Convergence, the Company decided not to pursue continued rollout and terminated additional funding for

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

the system. In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. The Company's remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the CLECs

        In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company's CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company's Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 was depreciated over its estimated remaining useful life beginning in November 2002 through April 2003. Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain of its CLEC assets and recorded a reserve on its CLEC trade accounts receivables of $1,351.

Buffalo Sabres

        As disclosed in the Company's Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. ("NFHLP"), a Delaware limited partnership owned by the Rigas Family. Among other assets, NFHLP owned the Buffalo Sabres, a National Hockey League team. The Company made approximately $165,000 of loans and advances, including accrued interest, to NFHLP and its subsidiaries. In November 2002, the Company recognized impairments of those loans and advances of $31,447. On January 13, 2003, NFHLP and certain of its subsidiaries (the "Niagara Debtors") filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Western District of New York (the "NFHLP Bankruptcy Court").

        On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement with Hockey Western New York LLC for the sale of certain assets and assumption of certain liabilities of NFHLP. In March 2003, the Company recognized an additional impairment of $37,922 as a result of the then pending sale of certain assets, including the Buffalo Sabres, and assumption of certain liabilities of NFHLP. On April 23, 2003, the sale was completed. The Company did not recover any of its loans and advances in NFHLP from such sale. The March 2003 impairment charge, combined with the November 2002 charge, and with anticipated adjustments related to restatement of the Company's prior year financial statements, completely wrote off the Company's loans and advances in NFHLP and its subsidiaries. On or about August 14, 2003, the NFHLP Bankruptcy Court approved the Niagara Debtors' Disclosure Statement. On September 25, 2003, the NFHLP Bankruptcy Court approved the NFHLP joint plan of liquidation. The Niagara Debtors filed a complaint, dated November 4, 2003, against, among others, the Company and the Creditors' Committee seeking to enforce certain purported rights against the Company and the Creditors' Committee related to the waiver of the Company's claims. Certain of the Niagara Debtors' prepetition lenders have intervened and filed cross-claims against the Company and the Creditors' Committee. Proceedings as to the complaint itself have been suspended. With respect to the cross-complaint, motion practice and discovery is proceeding concurrently, but no hearing on dispositive motions has been scheduled.

Interactive Digital TV Investments

        The Company has investments in interactive digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Praxis Capital Ventures, L.P.

        As disclosed in the Company's Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC ("Praxis Capital"), a Delaware limited liability company and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P. ("PCVLP"), a Delaware limited partnership in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company's portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. The Company has recorded reserves totaling $2,600 related to PCVLP. The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market. By order dated October 20, 2003, the Debtors rejected the partnership agreement with Praxis Capital. Peter L. Venetis, the son-in-law of John J. Rigas and a former director of the Company, is the managing director of Praxis Capital Management, LLC.

  Devon Mobile Communications, L.P.

        Pursuant to the Agreement of Limited Partnership of Devon Mobile Communications, L.P., a Delaware limited partnership ("Devon Mobile"), dated as of November 3, 1995 (the "Devon Mobile Limited Partnership Agreement"), the Company owned a 49.9% limited partnership interest in Devon Mobile, which, through its subsidiaries, held licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as TelCove in January 2002. In late May 2002, the Company notified Devon G.P., Inc., the general partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company learned that its former subsidiary, TelCove, had elected to terminate certain services it provided to Devon Mobile. On August 19, 2002, Devon Mobile and certain of its subsidiaries filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court (the "Devon Bankruptcy Court"). In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional impairments of $51,087, which related primarily to the Company's guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and an incremental investment in Devon Mobile that is expected to result from the Company's restatement of prior year financial information. All such impairments are included in equity in losses of affiliates—net in the accompanying unaudited consolidated statements of operations. As of November 2002, the Company has fully reserved for its investment and receivables in Devon Mobile.

        On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $129,000 in debt and equity claims, as well as an additional claim of approximately $35,000 relating to the Company's guarantee of certain Devon Mobile obligations (collectively, the "Adelphia Claims"). On June 23, 2003, Devon Mobile filed a disclosure statement for the joint plan of liquidation (the "Disclosure Statement"). On or about July 25, 2003, the Devon Bankruptcy Court approved the Disclosure Statement. By order dated October 1, 2003, the Devon Bankruptcy Court confirmed Devon's First Amended Joint Plan of Liquidation (the "Devon Plan"). The Devon Plan went effective on October 17, 2003, at which time the Company's limited partnership interest in Devon Mobile was extinguished. According to the Disclosure Statement, Devon Mobile and the Official Committee of Unsecured Creditors appointed in the Devon Mobile Chapter 11 cases disagree with the Adelphia Claims and intend to file an objection seeking an order eliminating such claims in their entirety. As of the date hereof, Devon Mobile has not objected to the Adelphia Claims. On or about January 8, 2004, Devon Mobile filed proofs of claim in the Company's Chapter 11 cases in respect of, among other things, certain transfers alleged to be made by Devon Mobile to the Company prior to the commencement of the Company's Chapter 11 cases (the "Devon Claims"). On May 20, 2004, the Company and Devon Mobile filed a stipulation in the Company's Chapter 11 cases granting Devon Mobile limited relief from the automatic stay to (i) file a complaint against the Company based on the Devon Claims and (ii) file objections to the Adelphia Claims in the Devon Bankruptcy Court (the "Devon Stay Stipulation"). The Devon Stay Stipulation was approved by the

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Bankruptcy Court on June 10, 2004. On June 21, 2004, Devon Mobile filed a complaint (the "Devon Complaint") in the Company's Chapter 11 cases in respect of the Devon Claims. On August 20, 2004, the Company filed an answer and counterclaim in response to the Devon Complaint denying the allegations made in the Devon Complaint and asserting various counterclaims against Devon Mobile, which encompassed the Adelphia Claims (the "Adelphia Answer"). On September 21, 2004, the Bankruptcy Court entered an order approving an amendment to the Devon Stay Stipulation which provides that the Adelphia Claims will be prosecuted to final order in the Bankruptcy Court and will be given full force and effect by the Devon Bankruptcy Court taking into account the rights of set-off and/or recoupment of the parties with respect thereto. On September 30, 2004 Devon Mobile filed an answer with respect to the counterclaims asserted by Adelphia in the Adelphia Answer. On October 13, 2004, Adelphia filed a motion for judgment on the pleadings dismissing Devon Mobile's demand for punitive damages. The Company anticipates that Devon Mobile will deny liability with respect to the Adelphia Claims. Any recovery of the Adelphia Claims is uncertain at this time. The Company cannot predict the outcome of these legal proceedings or estimate the possible effects on the financial condition or results of operations of the Company.

  Property, Plant and Equipment, and Intangible Assets

        As stated previously, the Company's property, plant and equipment and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 2003, 2002, 2001, 2000 and 1999, as well as results of operations for the periods then ended.

        As more fully discussed in Note 3, the Company has corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for Capitalized Costs and Capitalized Installation and Construction Activities for the twenty-two months ended October 31, 2004. The Company is continuing its review of the historical books and records and other information; accordingly, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

14.   Net Loss Per Weighted Average Share of Common Stock

        Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company's preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company's convertible preferred stock and outstanding stock options do not have a dilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a dilutive effect on earnings per share.

15.   Supplemental Cash Flow Information

        Cash payments for interest were $33,828 and $895,563 for the one and twenty-eight month periods ended October 31, 2004, respectively. Included in these amounts are cash payments made by the Company of $13,659 and $377,140 for the one and twenty-eight month periods ended October 31, 2004, respectively, for interest on the co-borrowing credit facilities attributable to the Rigas family entities. Such payments are included in the related party receivables and payables, net in the accompanying unaudited consolidated statements of cash flows.

16.   EBITDA

        The following is a summary of Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") from the accompanying unaudited consolidated statements of operations for the one and twenty-eight month periods ended October 31, 2004. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. Management believes that EBITDA provides an alternative measure that

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

is useful in evaluating the Company's liquidity. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

        Presented below is a reconciliation of EBITDA to net loss and net cash provided by operating activities as presented in the accompanying unaudited consolidated financial statements.

        Reconciliation of EBITDA to Net loss from continuing operations:

	Month Ended October 31, 2004	Twenty-eight Months Ended October 31, 2004
EBITDA	$87,267	$1,856,987
Adjustments to reconcile EBITDA to net loss from continuing operations:
Depreciation and amortization	(98,239)	(2,203,903)
Interest expense	(40,722)	(936,657)
Income tax benefit	—	35

Net loss from continuing operations	$(51,694)	$(1,283,538)

        Reconciliation of EBITDA to Net Cash Provided by Operating Activities:

	Month Ended October 31, 2004	Twenty-eight Months Ended October 31, 2004
EBITDA	$87,267	$1,856,987
Adjustments to reconcile EBITDA to net cash provided by operating activities:
Amortization of bank financing costs	4,667	62,028
Impairment of long-lived and other assets	—	72,134
Other-than-temporary impairment of investments and other assets	—	72,909
Minority interest in losses of subsidiaries—net	(450)	(25,344)
Equity in losses of affiliates, net	1,312	110,555
Gain on sale of assets—net	—	(8,642)
Depreciation, amortization and other non-cash items from discontinued operations	—	46,366
Other non-cash items	—	3,856
Reorganization expenses due to bankruptcy	5,138	200,672
Non-recurring professional fees, net of amounts paid	562	43,800
Change in Assets and Liabilities:
Subscriber receivables—net	(728)	(2,315)
Other assets—net	3,961	(61,519)
Accounts payable	3,021	(2,084)
Subscriber advance payments and deposits	(6,018)	33,258
Accrued interest and other liabilities	31,467	265,009
Liabilities subject to compromise	(120)	(113,319)
Intercompany receivables and payables—net	(848)	(24,315)
Reorganization expenses paid during the period	(6,052)	(166,773)
Interest expense	(40,722)	(936,657)
Income tax benefit	—	35
Discontinued operations	—	(46,139)

Net cash provided by operating activities	$82,457	$1,380,502

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

17.   TelCove Spin-off and Bankruptcy Proceedings

        Adelphia Business Solutions, Inc., which has since changed its name to TelCove, Inc. ("TelCove"), was a consolidated subsidiary of Adelphia as of December 31, 2001. TelCove owns, operates and manages entities which provide CLEC telecommunications services. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of TelCove owned by Adelphia to holders of Adelphia's Class A and Class B common stock (the "Spin-off"). As a result of the Spin-off, the Rigas Family held a majority of the total voting power of TelCove common stock. The distribution of TelCove common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of TelCove. On March 27, 2002, TelCove and certain of its direct subsidiaries filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). On December 19, 2003, the Bankruptcy Court entered an order confirming TelCove's Modified Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated December 18, 2003.

        Prior to the TelCove Spin-off (and in some circumstances following the TelCove Spin-off), Adelphia and TelCove (i) shared certain collocation space, real property interests, fiber-optic cable assets, strands and network infrastructure and related equipment (collectively, the "Shared Assets"); (ii) engaged in joint undertakings, including the construction and overlash of fiber-optic cable networks and facilities, necessary for the construction and operation of a telecommunications network and cable network; and (iii) provided one another with certain services that are or were crucial to the operation of each other's businesses (the "Shared Services").

        In order to reduce the Company's dependence on TelCove for access to certain collocation space, real property interests, fiber-optic cable assets, strands and network infrastructure and related equipment shared by the Company and TelCove (the "Shared Assets") and certain services, provided by the Company and TelCove to one another that are or were crucial to the operation of each others' businesses (the "Shared Services"), as well as to gain operational independence from TelCove and validate and memorialize the ownership of the Shared Assets, on December 3, 2003, the Debtors and TelCove entered into a Master Reciprocal Settlement Agreement pursuant to which the parties, among other things, memorialized their agreement relating to their ownership and use of the Shared Assets. On March 23, 2004, the Bankruptcy Court approved the Master Reciprocal Settlement Agreement.

        In the TelCove plan of reorganization and the related disclosure statement, TelCove alleged that it had substantial claims against the Company totaling more than $1,000,000 (the "Alleged Claims"). On November 25, 2003, the Company filed a proof of claim for administrative expenses against TelCove in the approximate amount of $71,000 (collectively, "Adelphia's Administrative Claims").

        On February 21, 2004, the parties executed a global settlement agreement (the "Global Settlement") which resolves, among other things, the Alleged Claims, Adelphia's Administrative Claims, and TelCove's alleged counterclaims and defenses thereto. The Global Settlement provides that on the closing date, the Company will transfer to TelCove certain settlement consideration, including, $60,000 in cash, plus an additional payment of up to $2,500 related to certain outstanding payables, as well as certain vehicles, real property and intellectual property licenses used in the operation of TelCove's businesses. The Global Settlement also provides for the transfer by the Company to TelCove of certain CLEC market assets, together with various licenses, franchises and permits related to the operation and ownership of such assets, and for the execution of various annexes to the Global Settlement (the "Annex Agreements), which provide, among other things, for (i) a five-year business commitment to TelCove by the Company; (ii) future use by TelCove of certain fiber capacity in assets owned by the Company; (iii) the mutual release by the parties from any and all liabilities, claims and causes of action which either party has or may have against the other party; and (iv) TelCove's management, pending transfer, of the Company's active CLEC markets pursuant to a master management agreement that amended and superceded pre-existing management agreements between the Company and TelCove. On March 23, 2004, the Bankruptcy Court approved the Global Settlement.

        The Global Settlement was consummated on April 7, 2004, at which time the Company paid $57,941 to TelCove and transferred the economic risks and benefits of the CLEC market assets to TelCove pursuant

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

to the terms of the Global Settlement and entered into the Annex Agreements which are effective in accordance with their terms. On August 20, 2004, the Company paid TelCove an additional $2,464 pursuant to the Global Settlement in connection with the resolution and release of certain claims. On August 21, 2004, the CLEC market assets were transferred to TelCove.

18.   Century-ML Cable Venture Bankruptcy Filing

        On September 30, 2002, CMLCV, a 50/50 joint venture between Century and ML Media Partners, L.P. ("ML Media") filed a voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. This bankruptcy proceeding is administered separately from that of Adelphia. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund foreseeable operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV's subsidiary, Century-ML Cable Corporation, which serves communities in Puerto Rico.

        CMLCV, since October 2002, has been filing a separate monthly operating report with the Bankruptcy Court. As more fully disclosed in CMLCV's separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings ("Highland"), a Rigas Family partnership. In connection with the parties' December 13, 2001 Leveraged Recapitalization Agreement ("Recap Agreement"), there is a pre-petition dispute relating primarily to an alleged secured obligation in the amount of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV, as well as interest and other amounts that may result from the outcome of this litigation, or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Bankruptcy Court; (i) denied all of the parties' motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Bankruptcy Court (ii) found "as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default." The Bankruptcy Court granted summary judgment only to such extent.

        In a decision and order dated March 31, 2003, the Bankruptcy Court denied ML Media's request to become manager of CMLCV's cable systems. In a decision and order dated April 21, 2003, the Bankruptcy Court denied ML Media's motion to dismiss the CMLCV bankruptcy petition, rejecting ML Media's claim that Century improperly filed the petition without ML Media's consent. On September 5, 2003, a hearing was held to determine whether ML Media's motions to dismiss and for summary judgment should be granted. Although the Bankruptcy Court has not yet issued a written decision on the motions, at a status conference held on April 15, 2004, the Court announced that it would be issuing a decision in which it would (a) dismiss all of the counterclaims of Adelphia and Century except for aiding and abetting of a breach of fiduciary duties, and (b) dismiss all of the Venture's counterclaims except for constructive fraudulent conveyance. On September 17, 2003, the Bankruptcy Court entered an order authorizing Adelphia's and Century's rejection of the Recap Agreement.

        On May 12, 2003, the Bankruptcy Court directed ML Media, Century, Adelphia and Highland to enter into mediation to resolve the dispute. Settlement discussions between Adelphia and ML Media are continuing.

        No accrual for the outcome of the above described litigation is included in the accompanying unaudited financial statements.

        By order dated December 2, 2003, the Bankruptcy Court established a bar date for filing proofs of claim against CMLCV's estate of January 15, 2004 at 5:00 P.M. (Eastern Time).

        On October 8, 2004, the Venture filed various claims in the Adelphia Debtors' bankruptcy proceedings relating to, among other things, Adelphia's conduct as manager of the Venture, alleged

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

breaches of Adelphia's fiduciary duties to the Venture, and receivables alleged to be owing to the Venture by various Adelphia Debtors. The Venture cannot estimate at this time its recovery, if any, related to such claims.

        On March 17, 2004, ML Media presented a non-binding written indication of interest (the "Vaughn Indication of Interest") for the acquisition of 100% of CMLCV by an investor group led by James C. Vaughn (the "Vaughn Group"). The Vaughn Group has since indicated that it is not prepared to proceed with a transaction on the terms set forth in the Vaughn Indication of Interest and has submitted a revised bid at a lower price. ML Media and Century are exploring other potential transactions relating to CMLCV, including a potential sale of the Venture to a third party bidder.

19.   Statistical information

        The table below provides information on the number of basic customers, digital customers and high speed internet customers as of October 31, 2004 and September 30, 2004. As further described in its Current Report on Form 8-K filed May 25, 2003, the Company corrected the methodology for calculating customers previously used; therefore, the customer data set forth below may not be comparable to customer data reported prior to such correction.

	Filing Entities	Brazil	CMLCV and St. Marys	Rigas Entities	Total
October 31, 2004:
Basic customers	4,855,724	50,774	143,429	229,961	5,279,888
Digital customers	1,874,579	—	67,768	85,718	2,028,065
High speed internet customers	1,271,781	4,143	5,253	75,043	1,356,220

Total revenue generating units	8,002,084	54,917	216,450	390,722	8,664,173

September 30, 2004:
Basic customers	4,890,661	49,321	142,817	230,114	5,312,913
Digital customers	1,883,619	—	66,983	85,339	2,035,941
High speed internet customers	1,248,657	3,998	4,750	73,854	1,331,259

Total revenue generating units	8,022,937	53,319	214,550	389,307	8,680,113

20.   Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report beginning on page 27 are for the period from October 1 through October 31, 2004 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Summary

	For the Month Ended October 31, 2004	Reference
Gross wages paid	$67,857,910	Schedule I
Employee payroll taxes withheld	15,065,044	Schedule I
Employer payroll taxes due	4,903,455	Schedule I
Payroll taxes paid*	13,762,497	Schedule II*
Sales and other taxes due	6,633,512	Schedule III
Gross taxable sales	81,818,582	Schedule III
Real estate and personal property taxes paid	3,456,301	Schedule IV
Sales and other taxes paid	6,076,305	Schedule V
Cash disbursements	317,928,812	Schedule VI
Insurance coverage	N/A	Schedule VII

*
The amount reported above for payroll taxes paid is based upon the date paid and not the date due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended October 31, 2004

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due

01-Oct-04	$21,924,696	$4,763,744	$1,587,685

15-Oct-04	23,232,604	5,219,377	1,664,549

29-Oct-04	22,700,610	5,081,923	1,651,221

Total	$67,857,910	$15,065,044	$4,903,455

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 1 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2004

Payee	Payroll Taxes Paid	Payment Date
ASHTABULA INCOME TAX	282	10/01/04
CITY OF CHILLICOTHE	3,928	10/01/04
CITY OF CLEVELAND HEIGHTS	4,750	10/01/04
CITY OF DANVILLE	439	10/01/04
CITY OF HUNTINGTON	244	10/01/04
CITY OF MARION	928	10/01/04
CITY OF NEWARK	3,200	10/01/04
CITY OF PITTSBURGH	2,256	10/01/04
DIRECTOR OF FINANCE	194	10/01/04
LORAIN CITY TAX	1,842	10/01/04
MISSISSIPPI STATE TAX COMMISSN	2,818	10/01/04
MONTANA DEPARTMENT OF REVENUE	799	10/01/04
RITA	8,268	10/01/04
SCHOOL DISTRICT INCOME TAX	2,251	10/01/04
TREASURER CITY OF OWENSBORO	352	10/01/04
UTAH STATE TAX COMMISSION	272	10/01/04
VILLAGE OF GREENWOOD	612	10/01/04
WEST VIRGINIA DEPT OF TAX & REV	20,708	10/01/04
INTERNAL REVENUE SERVICE	5,551,985	10/04/04
STATE OF ALABAMA	4,445	10/04/04
STATE OF ARIZONA	1,931	10/04/04
STATE OF CALIFORNIA	160,639	10/04/04
STATE OF COLORADO	62,806	10/04/04
STATE OF CONNECTICUT	10,887	10/04/04
STATE OF GEORGIA	7,066	10/04/04
STATE OF IDAHO	4,763	10/04/04
STATE OF INDIANA	1,420	10/04/04
STATE OF KANSAS	335	10/04/04
STATE OF KENTUCKY	22,214	10/04/04
STATE OF MAINE	24,807	10/04/04
STATE OF MARYLAND	11,750	10/04/04
STATE OF MASSACHUSETTS	24,838	10/04/04
STATE OF MICHIGAN	212	10/04/04
STATE OF NEW YORK	99,923	10/04/04
STATE OF NORTH CAROLINA	12,879	10/04/04
STATE OF OHIO	385	10/04/04
STATE OF OHIO	72,441	10/04/04
STATE OF OKLAHOMA	427	10/04/04
STATE OF PENNSYLVANIA	88,956	10/04/04
STATE OF SOUTH CAROLINA	3,042	10/04/04
STATE OF VERMONT	15,598	10/04/04
STATE OF VIRGINIA	57,950	10/04/04
STATE OF WISCONSIN	712	10/04/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 2 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2004

Payee	Payroll Taxes Paid	Payment Date
ALTOONA AREA SCHOOL DISTRICT	693	10/05/04
ASHLAND FINANCIAL DEPARTMENT	1,200	10/05/04
BEDFORD COUNTY TAX SERVICE	790	10/05/04
BETHEL PARK BOROUGH	2,132	10/05/04
BOROUGH OF ROCHESTER	65	10/05/04
BOURBON COUNTY OCCUP	8	10/05/04
BOYLE COUNTY COURTHOUSE	274	10/05/04
BREATHITT TAX ADMIN	91	10/05/04
BROOKLYN CITY INCOME TAX	112	10/05/04
BRYAN CITY INCOME TAX	1,986	10/05/04
CATIZ VILLAGE INCOME TAX	83	10/05/04
CELINA CITY	742	10/05/04
CENTRAL TAX BURE(A)	66	10/05/04
CITY OF ACRON	628	10/05/04
CITY OF BEATTYVILLE	93	10/05/04
CITY OF BEDFORD TAX DEPT	230	10/05/04
CITY OF BRUNSWICK	934	10/05/04
CITY OF CAMBRIDGE	1,239	10/05/04
CITY OF CARLISLE	36	10/05/04
CITY OF CINCINNATI	774	10/05/04
CITY OF CONNEAUT	398	10/05/04
CITY OF CUYAHOGA FALLS	64	10/05/04
CITY OF CYNTHIANA	220	10/05/04
CITY OF DOVER	9	10/05/04
CITY OF GENEVA	328	10/05/04
CITY OF HARRODSBURG	781	10/05/04
CITY OF HEATH	392	10/05/04
CITY OF IRONTON	633	10/05/04
CITY OF JEFFERSONSVILLE	45	10/05/04
CITY OF LEBANON	221	10/05/04
CITY OF MIDWAY	105	10/05/04
CITY OF MILLESBURG	18	10/05/04
CITY OF NEW PHILADELPHIA	2,520	10/05/04
CITY OF PARIS	431	10/05/04
CITY OF PORT CLINTON	1,393	10/05/04
CITY OF PORTSMOUTH	1,430	10/05/04
CITY OF RICHMOND	14,122	10/05/04
CITY OF RUSSELL	746	10/05/04
CITY OF SOLON	372	10/05/04
CITY OF STANTON	79	10/05/04
CITY OF STRUTHERS	715	10/05/04
CITY OF TWINSBURG	241	10/05/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 3 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2004

Payee	Payroll Taxes Paid	Payment Date
CITY OF VAN WERT	566	10/05/04
CITY OF VANCEBURG	109	10/05/04
CITY OF VERSAILLES	468	10/05/04
CITY OF WASHINGTON COURTHOUSE	377	10/05/04
CITY OF WAVERLY	120	10/05/04
CITY OF WILMORE	106	10/05/04
CITY OF ZANESVILLE	99	10/05/04
CLARION WAGE TAX OFFICE	1,095	10/05/04
CLAY CITY	104	10/05/04
CLEARFIELD BORO	86	10/05/04
COLLECTOR OF TAXES	907	10/05/04
COLLEGE TOWNSHIP TREASURE	9,839	10/05/04
COLUMBUS CITY INCOME TAX	691	10/05/04
COMM OF TAXATION, VILLAGE OF WHITEHOUSE	87	10/05/04
COSHOCTON CITY	975	10/05/04
DEFIANCE CITY INCOME TAX	3,152	10/05/04
DIRECTOR OF FINANCE	248	10/05/04
DIRECTOR OF FINANCE	844	10/05/04
FLEMINGSBURG OCCUP LICENSE FEE	75	10/05/04
FRANKLIN COUNTY OCCUPATIONAL TAX COLLECTOR	21	10/05/04
GARRARD COUNTY FISCAL COURT	258	10/05/04
GETTYSBURG AREA SD	2,551	10/05/04
HAB-EIT	87	10/05/04
HAB-EIT	176	10/05/04
HAB-EIT	620	10/05/04
HAB-EIT	787	10/05/04
HAB-EIT	1,180	10/05/04
HAB-EIT	1,211	10/05/04
HAB-EIT	3,184	10/05/04
HAB-EIT	4,620	10/05/04
HAB-EIT	9,741	10/05/04
HAB-EIT TAX ADMIN	1,082	10/05/04
HARRISON COUNTYTAX ADMINISTRAT	4	10/05/04
JESSAMINE COUNTY	372	10/05/04
JEWETT VILLAGE INCOME TAX	9	10/05/04
LAUREL COUNTY	314	10/05/04
LINCOLN CO OCCUPATIONAL LICENSE	49	10/05/04
LOCK HAVEN	1,135	10/05/04
LOGAN CITY INCOME TAX	671	10/05/04
LYKENS BOROUGH	538	10/05/04
MADISON COUNTY	437	10/05/04
MARION COUNTY TREASURER	184	10/05/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 4 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2004

Payee	Payroll Taxes Paid	Payment Date
MCLEAN COUNTY LICENSE FEE	77	10/05/04
MERCER COUNTY FISCAL COURT	190	10/05/04
MIFFCO TAX SERVICE INC	1,096	10/05/04
MINERVA VILLAGE INCOME TAX	753	10/05/04
MONTGOMERY COUNTY	417	10/05/04
MOREHEAD DIRECTOR OF FIN	307	10/05/04
NICHOLASVILLE TREASURER	714	10/05/04
NOCHOLAS COUNTY	9	10/05/04
NORTHWESTERN SD	78	10/05/04
NORTHWOOD DEPT OF TAXATION	183	10/05/04
OCCUPATIONAL TAX ADMINISTRATION	80	10/05/04
OHIO COUNTY	36	10/05/04
POWELL COUNTY	92	10/05/04
PUNXSUTAWNEY BORO	3,052	10/05/04
RECEIVER OF TAXES	5,858	10/05/04
RICHLAND TOWNSHIP	152	10/05/04
ROCHESTER BORO SD	65	10/05/04
ROWAN COUNTY FINANCE	467	10/05/04
SANDY TOWNSHIP	232	10/05/04
SOMERSET	836	10/05/04
SPRINGFIELD CITY (A)	70	10/05/04
STANFORD OCCUPATIONAL TAX	27	10/05/04
SUSAN ROBERTS	151	10/05/04
TREASURE CLARK COUNTY COURHOUSE	67	10/05/04
TREASURER BUTLER COUNTY	30	10/05/04
TYRONE AREA SCHOOL DISTRICT	127	10/05/04
VILLAGE OF ABERDEEN	230	10/05/04
VILLAGE OF CARROLLTON	93	10/05/04
VILLAGE OF FAYETTE	174	10/05/04
VILLAGE OF GEORGETOWN	14	10/05/04
VILLAGE OF GRANVILLE	262	10/05/04
VILLAGE OF HOPEDALE	9	10/05/04
VILLAGE OF JEFFERSON	32	10/05/04
VILLAGE OF JEFFERSONSVILLE	131	10/05/04
VILLAGE OF LEWELLVILLE	131	10/05/04
VILLAGE OF MALVERN	10	10/05/04
VILLAGE OF MANTUA	156	10/05/04
VILLAGE OF MILLERSBURG	475	10/05/04
VILLAGE OF MINSTER	447	10/05/04
VILLAGE OF NEW BOSTON	266	10/05/04
VILLAGE OF NORTH KINGSVILLE	84	10/05/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 5 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2004

Payee	Payroll Taxes Paid	Payment Date
VILLAGE OF OAK HARBOR	89	10/05/04
VILLAGE OF RICHFIELD	112	10/05/04
VILLAGE OF RIO GRANDE	75	10/05/04
VILLAGE OF SCIO TREASURER	27	10/05/04
VILLAGE OF SEBRING	199	10/05/04
VILLAGE OF WATERVILLE	1,204	10/05/04
VILLAGE OF WEST UNITY	295	10/05/04
WASHINGTON COUNT(A)	79	10/05/04
WAUSEON INCOME TAX DEPARTMENT	350	10/05/04
WOLFE COUNTY	99	10/05/04
WOODFORD COUNTY	45	10/05/04
BLAIRSVILLE BORO	4,523	10/06/04
CENTRAL COLLECTION AGENCY	32,988	10/06/04
CITY OF MACEDONIA	1,939	10/06/04
HAB-EIT	481	10/06/04
HERMITAGE RECEIVER OF TAXES	3,096	10/06/04
BUREAU OF EMPLOYER TAX OPERATIO	38,668	10/11/04
BUREAU OF EMPLOYMENT PROGRAMS	1,304	10/11/04
BUREAU OF EMPLOYMENT SERVICES	16,837	10/11/04
DEPARTMENT OF ECONOMIC SECURITY	46	10/11/04
DEPARTMENT OF EMPLOYMENT	5,926	10/11/04
DEPARTMENT OF EMPLOYMENT SECURI	57	10/11/04
DEPARTMENT OF HUMAN RESOURCES	281	10/11/04
DEPARTMENT OF INDUSTRIAL RELATI	552	10/11/04
DEPARTMENT OF LABOR	1,763	10/11/04
DEPARTMENT OF LABOR	2,112	10/11/04
DEPARTMENT OF LABOR & EMPLOYMEN	8,771	10/11/04
DIVISION OF UNEMPLOYMENT INSURA	817	10/11/04
EMPLOYMENT DEVELOPMENT DEPT	38,718	10/11/04
EMPLOYMENT RESOURCES DIVISION	46	10/11/04
EMPLOYMENT SECURITY COMMISSION	11	10/11/04
EMPLOYMENT SECURITY COMMISSION	144	10/11/04
EMPLOYMENT SECURITY COMMISSION	3,294	10/11/04
EMPLOYMENT SECURITY DEPARTMENT	6,139	10/11/04
MASSACHUSETTS DIVISION OF	9,972	10/11/04
MONTANA DEPARTMENT OF LABOR	301	10/11/04
NEW HAMPSHIRE DEPARTMENT OF EMP	977	10/11/04
NYS UNEMPLOYMENT INSURANCE	14,401	10/11/04
OFFICE OF UNEMPLOYMENT INS	1,671	10/11/04
VERMONT DEPARTMENT OF	2,333	10/11/04
VIRGINA EMPLOYMENT COMMISSION	4,594	10/11/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 6 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2004

Payee	Payroll Taxes Paid	Payment Date
VILLAGE OF TONTOGANY	13	10/13/04
INTERNAL REVENUE SERVICE	6,067,418	10/18/04
STATE OF ARIZONA	2,912	10/18/04
STATE OF CALIFORNIA	186,026	10/18/04
STATE OF COLORADO	68,597	10/18/04
STATE OF CONNECTICUT	11,118	10/18/04
STATE OF GEORGIA	7,764	10/18/04
STATE OF IDAHO	5,159	10/18/04
STATE OF INDIANA	1,162	10/18/04
STATE OF KANSAS	345	10/18/04
STATE OF KENTUCKY	21,652	10/18/04
STATE OF MAINE	26,174	10/18/04
STATE OF MARYLAND	13,431	10/18/04
STATE OF MASSACHUSETTS	27,116	10/18/04
STATE OF NEW YORK	116,404	10/18/04
STATE OF NORTH CAROLINA	15,553	10/18/04
STATE OF OHIO	75,415	10/18/04
STATE OF OKLAHOMA	426	10/18/04
STATE OF PENNSYLVANIA	96,440	10/18/04
STATE OF SOUTH CAROLINA	3,300	10/18/04
STATE OF VERMONT	19,741	10/18/04
STATE OF VIRGINIA	64,185	10/18/04
CENTRAL TAX BUREAU OF P	118,447	10/19/04
DEPARTMENT OF LABOR	4,336	10/19/04
DIVISION OF UNEMPLOYMENT INSURA	339	10/19/04
JORDAN TAX SERVICE INC	20	10/19/04
SHERRY IVERSON	10	10/19/04
STATE COLLEGE BOROUGH TAX OFFIC	10	10/19/04
WASHINGTON CITY	193	10/22/04
HAB-EIT	2,100	10/23/04
ASHTABULA INCOME TAX	463	10/29/04
CENTRAL COLLECTION AGENCY	47,193	10/29/04
CITY OF CHILLICOTHE	6,035	10/29/04
CITY OF CLEVELAND HEIGHTS	6,734	10/29/04
CITY OF DANVILLE	647	10/29/04
CITY OF HUNTINGTON	364	10/29/04
CITY OF MARION	1,293	10/29/04
CITY OF NEWARK	4,514	10/29/04
CITY OF PITTSBURGH	1,744	10/29/04
DIRECTOR OF FINANCE	280	10/29/04
INTERNAL REVENUE SERVICE	36,957	10/29/04
LORAIN CITY TAX	2,931	10/29/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 7 of 7

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended October 31, 2004

Payee	Payroll Taxes Paid	Payment Date
MISSISSIPPI STATE TAX COMMISSN	4,466	10/29/04
MONTANA DEPARTMENT OF REVENUE	1,249	10/29/04
RITA	14,619	10/29/04
SCHOOL DISTRICT INCOME TAX	3,314	10/29/04
STATE OF FLORIDA	38,758	10/29/04
TREASURER CITY OF OWENSBORO	553	10/29/04
UNION COUNTY TAX ADMINISTRATOR	22	10/29/04
UTAH STATE TAX COMMISSION	410	10/29/04
VILLAGE OF GREENWOOD	644	10/29/04
WEST VIRGINIA DEPT OF TAX & REV	27,313	10/29/04
TOTAL	13,762,497

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 1 of 6

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
Alabama Dept. of Revenue	$237	$3,943
Arizona Department of Revenue	23	1,139
Arkansas Department of Revenue	—	5
Ashland Independent Board of Education	10,371	345,685
BANK OF AMERICA	300	—
Bath County School District	1,220	40,660
Berea County School District	2,388	79,604
Board of Equalization	178	A
Board of Equalization	131	1,765
Board of Equalization	917	11,626
Bourbon County School District	593	19,770
Boyd County School District	2,841	94,719
Boyle County School District	1,581	52,696
Breathitt County School District	1,078	35,945
Breckinridge County Board of Education	720	23,992
Burgin Independent Board of Education	329	10,954
Butler County School District	54	1,809
CA TELECONNECT FUND	34	—
Carter County School District	1,674	55,804
Cchcf-a	37	21,472
CHCF-B	472	—
City o f Monterey	—	3
City of Alahambra	2	49
City of Albion	353	7,052
City of Algoura Hills	12	240
City of Arcadia	10	201
City of Asotin	—	—
City of Baldwin Park	5,268	175,614
City of Baldwin Park	5	152
City of Beaumont	3,160	105,328
City of Bothell	—	7
City of Brawley	8,420	210,490
City of Brawley	3	79
City of Bremerton	1	25
City of Burbank	6	80
City of Charlottesville	54,008	540,083
City of Claremont	27	492
City of Colfax	1	13
City of Colorado Springs	155	6,216
City of Colton	5	137

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 2 of 6

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
City of Compton	1	8
City of Covina	—	4
City of Culver City	9	79
City of Desert Hot Springs	3	70
City of Downey	—	1
City of El Monte	2	29
City of Elk Grove	1	24
City of Englewood	83	2,357
City of Fontana	2,185	43,693
City of Fontana	—	7
City of Gardena	—	3
City of Glendale	1	10
City of Hawthorne	1	14
City of Hermosa Beach	20,253	337,545
City of Holtville	2,047	40,945
City of Holtville	—	3
City of Huntington Beach	—	4
City of Indio	—	2
City of Inglewood	4	43
City of Irvine	—	3
City of Kalama	3	51
City of Kelso	6,234	103,892
City of Kirkland	—	3
City of La Habra	26,381	439,683
City of La Habra	28	472
City of La Verne	—	1
City of Long Beach	2	32
City of Longview	60	999
City of Longview	21,435	357,251
City of Los Angeles	606	6,057
City of Mammoth Lake	—	—
City of Moreno Valley	64,600	1,076,671
City of Moreno Valley	32	532
City of Norwalk	2	36
City of Oakland	—	5
City of Olympia	1	22
City of Palm Springs	—	8
City of Palouse	1	23
City of Palouse	540	7,710
City of Pasadena	5	66
City of Petersburg	24,612	123,061

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 3 of 6

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
City of Pico Rivera	12,154	243,085
City of Pico Rivera	6	128
City of Placentia	15,542	444,057
City of Placentia	8	218
City of Port Hueneme	10,678	266,953
City of Port Hueneme	1	34
City of Porterville	—	8
City of Pullman	17	218
City of Redondo Beach	43,386	913,390
City of Redondo Beach	67	1,409
City of Rialto	42,581	532,265
City of Rialto	19	232
City of Riverside	1	18
City of Salinas	1	9
City of San Bernardino	63,770	804,159
City of San Bernardino	10	122
City of San Buenaventura	34,622	692,441
City of San Francisco	1	10
City of San Gabriel	—	3
City of San Jose	1	11
City of San Luis Obispo	—	—
City of Santa Ana	13	216
City of Santa Barbara	—	—
City of Santa Cruz	20	288
City of Santa Monica	151,693	1,516,928
City of Santa Monica	166	1,656
City of Santa Rosa	—	1
City of Seal Beach	19	175
City of Seattle	—	1
City of Shoreline	1	10
City of Sierra Madre	5	79
City of Spokane	3	45
City of Stanwood	—	—
City of Tacoma	—	3
City of Toledo	—	—
City of Torrance	—	2
City of Vancouver	1	23
City of Ventura	11	209
City of Waynesboro	27,609	276,089
City of Wenatchee	—	8
City of Westminister	—	2

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 4 of 6

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
City of Whittier	6	125
City of Winchester	15,894	158,938
City of Woodland	2	47
City of Zillah	—	1
Cloverport Independent School District	256	8,531
Colorado Dept. of Revenue	953	15,091
Colorado Dept. of Revenue	3,111	88,924
Commissioner of Revenue Services	295,452	5,627,676
Commissioner of Revenue Services	355,030	5,917,179
Commonwealth of Massachusetts	7,440	148,826
Comptroller of Maryland	936	18,714
Comptroller of Maryland	14,241	284,819
Comptroller of Public Accounts	10	333
County of Los Angeles	156	3,111
County of Montgomery	8,024	80,242
Danville Independent School District	4,687	156,227
Daviess County Board of Education	16,362	545,406
Daviess County School District	252	8,399
DC Treasurer	278	2,570
Des Moines	2	35
Elliot County School District	255	8,507
Florida Department of Revenue	3,288,464	23,894,788
Florida Department of Revenue	147,850	2,356,465
Franklin County School District	104	3,464
Garrad County School District	976	32,543
Georgia Department of Revenue	19,124	295,979
Hancock County Board of Education	769	25,635
Harlan County School District	232	7,743
Harrison County School District	2,628	87,616
Harrodsburg Independent Board of Education	2,680	89,325
Henderson County Board of Education	2,369	78,957
ID USF	22	416
Idaho State Tax Commission	4,786	75,028
Indiana Department of Revenue	29,978	499,643
Internal Revenue Service	42,764	1,425,374
Jackson Independent Schools	504	16,809
Jessamine County Board of Education	7,668	255,593
Kansas Dept. of Revenue	17,169	235,227
Kentucky Revenue Cabinet	2,076	34,605
Laurel County School District	11,634	387,792
Lee County School District	1,095	36,497

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 5 of 6

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
Leslie County School District	1,006	33,523
Letcher County Board of Education	781	26,017
Lewis County Board of Education	932	37,279
Lewis County School District	290	11,593
Lincoln County Board of Education	1,308	43,600
Logan County School District	41	1,377
Madison County School District	19,011	633,688
Maine Revenue Services	5,928	118,572
Maine Revenue Services	272,076	5,441,508
Marion County Board of Education	2,707	90,219
McLean County School District	764	25,482
Menifee County School District	445	14,842
Mercer County School District	1,804	60,120
Minnesota Department of Revenue	1	182
Mississippi State Tax Commission	39,521	564,590
Mississippi State Tax Commission	1,523	21,755
Morgan County School District	1,064	35,478
NC Department of Revenue	16,301	227,203
NECA PAUSF	1,367	—
NECA VUSF	215	16,902
Nelson County Board of Education	1,350	45,013
Nicholas County School District	677	22,555
NJ Division of Taxation	509	8,477
NYS Estimated Corporation Tax	272	72,552
NYS Estimated Corporation Tax	2,732	109,268
NYS Sales Tax Processing	16,260	213,063
Ohio County School District	18	610
Oklahoma Tax Commission	511	16,792
Owensboro Board of Education	11,492	383,077
Owsley County Board of Education	379	12,639
PA Department of Revenue	204,293	3,725,140
PA Dept. of Revenue	4,792	95,801
Paris Independent School District	2,976	99,207
Perry County School District	283	9,440
Powell County School District	1,911	63,687
PSU	226	—
Rhode Island Division of Taxation	9	127
Rockcastle County School District	920	30,658
Russell Independent School District	6,224	207,457
Scott County School District	7,802	260,072

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 6 of 6

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended October 31, 2004

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
South Carolina Dept. of Revenue	52,071	787,246
State of Michigan	83	1,379
State of New Hampshire	1,424	20,346
State of New Hampshire	95,054	1,357,921
State Tax Department	277,444	4,624,089
TN Department of Revenue	62,033	683,701
Town of Blacksburg	13,390	133,898
Town of Mt Crested Butte	1,415	31,434
Town of South Boston	4,355	43,555
Treasurer State of Ohio	156,996	2,091,008
Union County School District	2,970	99,014
Vermont Department of Taxes	336,130	5,602,180
Vermont Department of Taxes	1,018	16,974
Virginia Department of Taxation	13,074	261,498
Washington County Board of Education	920	30,655
Washington Dept. of Revenue	3,851	52,504
Webster County Board of Education	719	23,971
Wisconsin Department of Revenue	3	187
Wolfe County School District	585	19,516
Woodford County Board of Education	4,787	159,569
Wyoming Department of Revenue	78	1,399

Total	$6,633,512	$81,818,582

Note (A): The 911 surcharge is based upon the number of phone lines and not as a function of gross taxable sales.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 1 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2004

Payee	Amount Paid	Check Date
200 MINUTEMAN LIMITED	7,345	10/13/04
ADAMS COUNTY TREASURER	4,694	10/21/04
ADIRONDACK CENTRAL SCHOOL	3,910	10/12/04
ADIRONDACK CENTRAL SCHOOL	452	10/14/04
ALLEGANY COUNTY TREASURER	35,483	10/12/04
ANDOVER TOWN COLLECTOR	945	10/27/04
ARUNDEL TOWN	2,716	10/08/04
AUGLAIZE COUNTY	18,244	10/14/04
AURORA TOWN HALL	6,818	10/12/04
AURORA TOWN HALL	1,561	10/14/04
BARKER CENTRAL SCHOOL	1,708	10/01/04
BARTON TOWN OF	1,091	10/27/04
BELFAST CITY	16,643	10/08/04
BELFAST CITY	1,944	10/26/04
BELGRADE TOWN	15,161	10/14/04
BETHEL PARK MUNICIPALITY PA	627	10/26/04
BETHEL PARK SCHOOL DISTRICT	7,152	10/26/04
BLACKBURN CENTER, LLC	433	10/26/04
BLOUNT COUNTY TRUSTE	8,289	10/26/04
BRAINTREE TOWN VT	3,709	10/08/04
BRAXTON COUNTY	252	10/04/04
BREWER CITY	21,229	10/08/04
BROCTON CENTRAL SCHOOL	2,609	10/08/04
CAL & JOANNE FAMILY LTD PRTNRSP	200	10/22/04
CANAAN TOWN	778	10/26/04
CANAJOHARIE CENTRAL SCHOOL	426	10/29/04
CASTLE HILL TOWN	3,583	10/26/04
CATHERINE TOWNSHIP TAX COLLECTO	251	10/27/04
CHARLESTON COUNTY	5,687	10/29/04
CHAUTAUQUA LAKE CENTRAL SCHOOL	5,454	10/01/04
CITY OF NORTH ADAMS	7,232	10/27/04
CITY OF NORTH TONAWANDA	8,179	10/01/04
CITY OF NORTH TONAWANDA	2,746	10/14/04
CITY OF RUTLAND	291	10/14/04
CITY OF RUTLAND	53,542	10/20/04
CLARENCE SCHOOL TAX COLLECTOR	14,289	10/12/04
CLARENCE SCHOOL TAX COLLECTOR	578	10/14/04
CLARKE COUNTY	372	10/20/04
CLAY COUNTY	973	10/04/04
COMMISSIONERS OF THURMONT	1,352	10/13/04
COSHOCTON COUNTY TREASURER	83,231	10/08/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 2 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2004

Payee	Amount Paid	Check Date
COUNTY OF WAYNE SHERIFF	6,451	10/04/04
COUNTY OF WISE	9,682	10/14/04
COWLITZ COUNTY	67,843	10/26/04
DANBY-MT TABOR FIRE DISTRICT	65	10/27/04
DARLINGTON COUNTY	458	10/13/04
DEKALB COUNTY	275	10/20/04
DELANGELANDEN INC	27	10/28/04
DEXTER TOWN	10,683	10/26/04
DILLON COUNTY TREASURER	379	10/13/04
DIXMONT TOWN	282	10/27/04
DONALD E AND DORIS D BRADLEY	117	10/15/04
DORIS LAWTON	936	10/14/04
DORIS LAWTON	170	10/29/04
DUNKIRK CITY SCHOOLS	39,879	10/08/04
DUNMORE BOROUGH TAX COLLECTOR	4,076	10/04/04
DUXBURY TOWN COLLECTOR	842	10/08/04
EASTLAKE COMMERCIAL	58	10/22/04
EDEN CENTRAL SCHOOL DISTRICT	2,857	10/12/04
EDINBURG COMMON CSD	584	10/08/04
ELMA TOWN HALL	7,751	10/12/04
ELMA TOWN HALL	1,825	10/14/04
EMMITSBURG TOWN COLLECTOR	352	10/14/04
ESSEX TOWN TAX COLLECTOR	650	10/26/04
FAIRFIELD TOWN	9,036	10/08/04
FAIRFIELD TOWN	1,314	10/14/04
FAUQUIER COUNTY TREASURER	18,268	10/01/04
FAUQUIER COUNTY TREASURER	168	10/12/04
FINISTERRA CORPORATION	22,691	10/28/04
FORT EDWARD UNION FREE	4,646	10/01/04
FORT PLAIN CENTRAL	8,190	10/04/04
FRANKLIN TOWN	3,362	10/26/04
FREDONIA CENTRAL SCHOOL	11,230	10/08/04
GALLIA COUNTY TREASURER	6,279	10/08/04
GE CAPITAL	416	10/14/04
GE CAPITAL	117	10/26/04
GE CAPITAL FLEET SERVICES	788	10/07/04
GEAUGA COUNTY	103,549	10/08/04
GEAUGA COUNTY	6,440	10/20/04
GECFS BY APEX AS AGENT	4,108	10/12/04
GEORGIA TOWN	3,794	10/08/04
GILMER COUNTY SHERIFF	330	10/04/04
GLENBURN TOWN	13,089	10/27/04
GLENN FALLS CITY TREASURER	38,810	10/21/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 3 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2004

Payee	Amount Paid	Check Date
GLENN FALLS CITY TREASURER	2,702	10/22/04
GLOUCESTER CITY	8,163	10/27/04
GOWANDA CENTRAL SCHOOL	3,319	10/08/04
GOWANDA CENTRAL SCHOOL	13,016	10/12/04
GREENE COUNTY TRUSTEE	468	10/15/04
GUILFORD TOWN VT	10,782	10/08/04
H.F.C.S. TAX COLLECTOR	6,216	10/08/04
HADLEY-LUZERNE CENTRAL SCHOOL	9,638	10/01/04
HAMBURG CENTRAL SCHOOL	153	10/14/04
HAMBURG TOWN COLLECTOR	15,830	10/12/04
HAMBURG TOWN COLLECTOR	3,168	10/14/04
HAMPSHIRE COUNTY COLLECTOR	347	10/04/04
HAMPSTEAD TOWN	2,455	10/27/04
HARBORCREEK TOWNSHIP	11,127	10/14/04
HARTFORD CENTRAL SCHOOL	5,952	10/06/04
HOCKING COUNTY TREASURER	3,002	10/08/04
HOLLAND CENTRAL SCHOOL DISTRICT	1,887	10/12/04
HOLLAND CENTRAL SCHOOL DISTRICT	2,774	10/20/04
HUDSON FALLS CENTRAL SCHOOL	15,101	10/04/04
INDIANOLA CITY	292	10/26/04
IREDELL COUNTY TAX COLLECTOR	622	10/14/04
IROQUOIS CENTRAL SCHOOL DIST	867	10/12/04
JACKSON COUNTY TREASURER	35,865	10/06/04
JEAN MONCREIFF	20,565	10/12/04
JEFFERSON COUNTY	87,861	10/04/04
KENMORE VILLAGE CLERK	4,921	10/12/04
KIR TEMECULA L.P.	105	10/23/04
LACKAWANNA CITY TREASURER	20,114	10/12/04
LACKAWANNA CITY TREASURER	1,004	10/14/04
LAKE SHORE CENTRAL SCHOOL	7,696	10/12/04
LAMOINE TOWN	3,634	10/26/04
LANCASTER CENTRAL SCHOOL DISTRI	1,887	10/14/04
LARRY SCHREDER	991	10/12/04
LEEDS TOWN TAX COLLECTOR	1,012	10/27/04
LEICESTER TOWN	875	10/27/04
LEIGH REALTY OF FLORIDA, INC.	668	10/19/04
LEWISTON-PORTER C.S.D.	2,353	10/14/04
LEWISTOWN BOROUGH	825	10/01/04
LICKING COUNTY TREASURER	237,800	10/04/04
LIMERICK TOWN COLLECTOR	13,024	10/26/04
LITCHFIELD TOWN TAX COLLECTOR	2,895	10/08/04
LOCKPORT CITY SCHOOL DISTRICT	2,741	10/14/04
LOUDOUN COUNTY	23,367	10/01/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 4 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2004

Payee	Amount Paid	Check Date
LOUDOUN COUNTY	4,216	10/12/04
LOUDOUN COUNTY	50	10/27/04
LUKE TOWN TAX COLLECTOR	33	10/12/04
LYMAN TOWN	5,429	10/08/04
MAHONING COUNTY TREASURER	12,742	10/26/04
MAHONING COUNTY TREASURER	10,044	10/27/04
MANCHESTER TOWN	7,551	10/08/04
MANCHESTER-BY-THE-SEA	979	10/26/04
MARICOPA COUNTY TREASURER	1,303	10/26/04
MECHANIC FALLS TOWN TREASURER	12,398	10/13/04
MEIGS COUNTY TAX COLLECTOR	5,083	10/08/04
MINERAL COUNTY TAX COLLECTOR	11,019	10/04/04
MORGAN COUNTY	17,071	10/21/04
MOUNT AIRY TOWN	2,620	10/20/04
MOUNT AIRY TOWN	1,071	10/27/04
NAPLES TOWN	10,189	10/14/04
NEWPORT TOWN	266	10/20/04
NEWRY TOWN	849	10/06/04
NIAGARA FALLS SCHOOL DISTRICT	9,522	10/14/04
NIAGARA WHEATFIELD CENT SCHOOL	12,243	10/27/04
NICHOLAS COUNTY	5,283	10/04/04
NORTH COLLINS CENTRAL	6,322	10/12/04
NORTH EAST TOWNSHIP	1,228	10/04/04
NORTHVILLE CENTRAL SCHOOL	1,325	10/29/04
NORWICH CITY	9,122	10/26/04
ORANGE COUNTY	32,115	10/27/04
ORCHARD PARK TAX COLLECTOR	18,036	10/13/04
ORCHARD PARK TAX COLLECTOR	2,735	10/14/04
ORLAND TOWN TAX COLLECTOR	1,493	10/06/04
PEMBROKE TOWN TREASURER	5,142	10/27/04
PHILLIPS TOWN	7,499	10/27/04
PICKAWAY COUNTY TREASURER	18,245	10/08/04
PICKAWAY COUNTY TREASURER	1,683	10/12/04
PICKAWAY COUNTY TREASURER	659	10/26/04
PIKE COUNTY COURTHOUSE	37,694	10/14/04
PIONEER CENTRAL SCHOOL	1,703	10/12/04
PITTSFIELD TOWN	12,395	10/08/04
PLYMOUTH TOWN	5,893	10/13/04
POCAHONTAS COUNTY	1,867	10/04/04
POLAND TOWN TAX COLLECTOR	11,691	10/26/04
PRATTSBURGH CENTRAL SCHOOL	2,965	10/01/04
PRESQUE ISLE CITY	109	10/12/04
PRESQUE ISLE CITY	200	10/13/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 5 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2004

Payee	Amount Paid	Check Date
RANDOLPH COUNTY	407	10/04/04
READFIELD TOWN TAX COLLECTOR	11,388	10/26/04
RECEIVER OF TAXES & ASSESSMENTS	18,379	10/08/04
RECEIVER OF TAXES & ASSESSMENTS	4,330	10/14/04
REMSEN CENTRAL SCHOOL	3,841	10/08/04
RIPLEY CENTRAL SCHOOL	4,501	10/08/04
RITE AID CORORATION	252	10/22/04
ROCKBRIDGE COUNTY	4,840	10/01/04
ROCKLAND CITY	20,851	10/04/04
RUSH TOWNSHIP TAX C	296	10/04/04
SALISBURY TOWN MA	992	10/27/04
SAN BERNARDINO COUNTY TREASURER	76,235	10/26/04
SAN BERNARDINO COUNTY TREASURER	248,133	10/27/04
SANDUSKY COUNTY	4,709	10/14/04
SCIOTO COUNTY	51,979	10/14/04
SEBAGO TOWN TAX COLLECTOR	7,504	10/26/04
SEBAGO TOWN TAX COLLECTOR	404	10/27/04
SHADE TOWNSHIP COLLECTOR	340	10/04/04
SHELBY COUNTY TREASURER	14,412	10/14/04
SHERIFF OF CABELL COUNTY	103,668	10/04/04
SHERIFF OF MARION COUNTY	12,668	10/04/04
SHERIFF OF MASON COUNTY	979	10/04/04
SHERIFF OF PRESTON COUNTY	734	10/04/04
SHERIFF OF PUTMAN COUNTY	23,805	10/04/04
SHERMAN CENTRAL SC	1,440	10/01/04
SILVER CREEK CENTRAL SCHOOL	22,226	10/04/04
SKELTON THOMAS F	3,952	10/07/04
SOUTH GLENS FALLS CENTRAL	20,064	10/01/04
SOUTHWEST HARBOR TOWN	9,902	10/08/04
SPOTSYLVANIA COUNTY	240	10/12/04
SPRING TOWNSHIP COL	519	10/04/04
STOCKHOLM TOWN	—	10/26/04
STOCKHOLM TOWN	—	10/27/04
STOCKTON SPRINGS TOWN	7,537	10/29/04
SURRY TOWN	292	10/04/04
SWANTON VILLAGE	851	10/20/04
TIME WARNER CABLE	2,750	10/29/04
TOWN OF ABINGTON TREASURER	2,173	10/27/04
TOWN OF ALLAGASH	980	10/27/04
TOWN OF AMESBURY	2,145	10/14/04
TOWN OF AMHERST	18,380	10/08/04
TOWN OF AMHERST	13,464	10/12/04
TOWN OF AMHERST	13,064	10/14/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 6 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2004

Payee	Amount Paid	Check Date
TOWN OF ANDOVER	534	10/27/04
TOWN OF ANSON	197	10/20/04
TOWN OF ARLINGTON	6,928	10/27/04
TOWN OF BERLIN	11,641	10/04/04
TOWN OF BLUE HILL	562	10/27/04
TOWN OF BOSTON	1,988	10/12/04
TOWN OF BOURNE	4,316	10/26/04
TOWN OF BOURNE	499	10/27/04
TOWN OF BOURNE	1,410	10/29/04
TOWN OF BRATTLEBORO	5,729	10/27/04
TOWN OF BRIDGEWATER	9,234	10/27/04
TOWN OF BRISTOL	11,211	10/27/04
TOWN OF BURNHAM	1,362	10/26/04
TOWN OF BUXTON	24,099	10/26/04
TOWN OF CARRABASSETT VALLEY	4,256	10/04/04
TOWN OF CHELSEA	1,758	10/27/04
TOWN OF CLARENDON	5,301	10/08/04
TOWN OF CLARENDON	5,301	10/13/04
TOWN OF DANBY	4,030	10/12/04
TOWN OF DENMARK	578	10/20/04
TOWN OF DERBY	15,601	10/08/04
TOWN OF DORSET, TAX COLLECTOR	1,554	10/08/04
TOWN OF DUXBURY	4,663	10/27/04
TOWN OF EAGLE LAKE	3,567	10/27/04
TOWN OF EASTON	4,799	10/26/04
TOWN OF EMBDEN	546	10/08/04
TOWN OF FERRISBURGH	909	10/08/04
TOWN OF FORT KENT	8,790	10/04/04
TOWN OF GRAND ISLAND	14,569	10/12/04
TOWN OF GRAND ISLAND	911	10/14/04
TOWN OF GRAND ISLE	500	10/12/04
TOWN OF GREAT BARRINGTON	6,427	10/27/04
TOWN OF HARRISON	10,579	10/08/04
TOWN OF JEFFERSON	3,240	10/06/04
TOWN OF KILLINGTON	9,869	10/27/04
TOWN OF KINGSTON	1,971	10/27/04
TOWN OF LANCASTER	39,502	10/12/04
TOWN OF LIVERMORE	11,262	10/14/04
TOWN OF MAPLETON	1,135	10/26/04
TOWN OF MARSHFIELD	8,858	10/27/04
TOWN OF MERRIMAC	1,102	10/27/04
TOWN OF MEXICO	3,959	10/26/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 7 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2004

Payee	Amount Paid	Check Date
TOWN OF MORETOWN	863	10/27/04
TOWN OF MOUNT TABOR	288	10/01/04
TOWN OF OAK BLUFFS	750	10/27/04
TOWN OF OXFORD TAX COLLECTOR	2,576	10/20/04
TOWN OF PLYMOUTH	10,036	10/27/04
TOWN OF PORTAGE LAKE	216	10/04/04
TOWN OF POULTNEY	2,563	10/08/04
TOWN OF PRINCETON	3,789	10/14/04
TOWN OF RANDOLPH	9,637	10/27/04
TOWN OF ROCKLAND	1,700	10/26/04
TOWN OF ROME, TAX COLLECTOR	3,753	10/26/04
TOWN OF SANDWICH	9,705	10/29/04
TOWN OF SEARSPORT	6,228	10/01/04
TOWN OF SHEFFIELD MA	155	10/29/04
TOWN OF SHELBURNE	—	10/08/04
TOWN OF SHELBURNE	782	10/12/04
TOWN OF SPRINGFIELD	6,679	10/06/04
TOWN OF STONINGTON	82	10/04/04
TOWN OF SUNDERLAND, VERMONT	4,774	10/08/04
TOWN OF SWANTON	6,885	10/08/04
TOWN OF TISBURY	2,803	10/29/04
TOWN OF TONAWANDA	281	10/12/04
TOWN OF TONAWANDA	6,164	10/14/04
TOWN OF TROY	3,191	10/27/04
TOWN OF WALLINGFORD	4,056	10/14/04
TOWN OF WAYNE	5,136	10/08/04
TOWN OF WEST GARDINER	5,684	10/04/04
TOWN OF WEST SENECA	62,553	10/12/04
TOWN OF WEST SENECA	6,497	10/14/04
TOWN OF WILLIAMSTOWN	3,976	10/27/04
TOWN OF WINHALL	10,011	10/08/04
TOWN OF WOODSTOCK	315	10/26/04
TOWN OF WOODSTOCK	4,088	10/27/04
TSC, LC	435	10/19/04
TURNER TOWN TAX COLLECTOR	1,605	10/27/04
TUSCARAWAS COUNTY	156,803	10/06/04
TUSCARAWAS COUNTY	2,401	10/12/04
TYLER COUNTY SHERIFF	682	10/04/04
TYLER COUNTY SHERIFF	714	10/26/04
UNDERHILL GRADED SCHOOL DIST	5,507	10/08/04
UTICA CITY SCHOOL DISTRICT	36,901	10/01/04
VENANGO COUNTY TREASURER	1,096	10/27/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 8 of 8

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended October 31, 2004

Payee	Amount Paid	Check Date
VENTURA COUNTY TAX COLLECTOR	40,611	10/27/04
VINALHAVEN TOWN	1,728	10/27/04
WALPOLE TOWN COLLECTOR	3,779	10/29/04
WESTFIELD CENTRAL SCHOOL	15,599	10/08/04
WESTPORT TOWN	3,946	10/29/04
WHITESTOWN TOWN TREASURER	81,897	10/01/04
WHITMAN COUNTY TREASURER	18,686	10/26/04
WILLIAMS COUNTY	133,649	10/08/04
WINSLOW TOWN TREASURER	45,084	10/08/04
WOOD COUNTY TREASURER	345	10/07/04
WOOD COUNTY TREASURER	64,532	10/14/04

Total	$3,456,301

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 1 of 5

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2004

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	$265	10/14/04
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	23	10/13/04
ASHLAND INDEPENDENT BOARD OF	Utility Tax	10,372	10/13/04
BATH COUNTY SCHOOL D	Utility Tax	1,265	10/13/04
BEREA INDEPENDENT SCHOOL DIST	Utility Tax	2,476	10/13/04
BOARD OF EQUALIZATION	Sales Tax	190	10/14/04
BOARD OF EQUALIZATION	Sales Tax	124	10/19/04
BOARD OF EQUALIZATION	Sales Tax	565	10/29/04
BOURBON COUNTY SCHOOL	Utility Tax	600	10/13/04
BOYD COUNTY SCHOOL D	Gross Receipts Tax	11	10/13/04
BOYD COUNTY SCHOOL D	Utility Tax	2,793	10/13/04
BOYLE COUNTY SCHOOL DISTRICT	Utility Tax	1,612	10/13/04
BREATHITT COUNTY SCH	Utility Tax	1,207	10/13/04
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	751	10/13/04
BUREAU OF TAXATION	Sales Tax	325	10/12/04
BUREAU OF TAXATION	Sales Tax	7	10/13/04
BURGIN EDUCATION BO	Utility Tax	328	10/13/04
BUTLER COUNTY SCHOOL DISTRICT	Utility Tax	51	10/13/04
CALIFORNIA HIGH COST FUND-A	Gross Receipts Tax	39	10/08/04
CALIFORNIA HIGH COST FUND-B	Sales Tax	527	10/08/04
CALIFORNIA TELECONNECT FUND	Sales Tax	36	10/08/04
CARTER COUNTY SCHOOL	Utility Tax	1,711	10/13/04
CITY OF ALBION	Gross Receipts Tax	—	10/19/04
CITY OF ARCADIA	Gross Receipts Tax	10	10/19/04
CITY OF BALDWIN PARK	Utility Tax	5,819	10/07/04
CITY OF BALDWIN PARK	Gross Receipts Tax	7	10/19/04
CITY OF BEAUMONT	Utility Tax	3,207	10/07/04
CITY OF BRAWLEY	Utility Tax	8,690	10/07/04
CITY OF CHARLOTTSVILLE	Utility Tax	56,184	10/18/04
CITY OF COLFAX	Gross Receipts Tax	7	10/08/04
CITY OF COLORADO SPRINGS	Sales Tax	159	10/13/04
CITY OF CULVER CITY	Gross Receipts Tax	6	10/19/04
CITY OF DESERT HOT SPRINGS	Gross Receipts Tax	6	10/19/04
CITY OF EL MONTE	Gross Receipts Tax	8	10/19/04
CITY OF FONTANA	Utility Tax	4,921	10/07/04
CITY OF HERMOSA BEACH	Utility Tax	20,807	10/07/04
CITY OF HOLTVILLE	Utility Tax	2,110	10/07/04
CITY OF INGLEWOOD	Gross Receipts Tax	11	10/19/04
CITY OF KALAMA	Gross Receipts Tax	13	10/19/04
CITY OF KELSO	Utility Tax	18,880	10/20/04
CITY OF KIRKLAND	Gross Receipts Tax	6	10/08/04
CITY OF LA HABRA	Utility Tax	27,790	10/07/04
CITY OF LA HABRA	Gross Receipts Tax	29	10/19/04
CITY OF LONGVIEW	Gross Receipts Tax	245	10/19/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 2 of 5

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2004

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
CITY OF LONGVIEW	Utility Tax	64,239	10/20/04
CITY OF LOS ANGELES	Gross Receipts Tax	654	10/19/04
CITY OF MORENO VALLEY	Utility Tax	67,247	10/07/04
CITY OF MORENO VALLEY	Gross Receipts Tax	32	10/19/04
CITY OF NORWALK	Gross Receipts Tax	6	10/19/04
CITY OF PALOUSE	Utility Tax	1,659	10/20/04
CITY OF PASADENA	Gross Receipts Tax	8	10/19/04
CITY OF PICO RIVERA	Utility Tax	13,831	10/07/04
CITY OF PICO RIVERA	Gross Receipts Tax	7	10/19/04
CITY OF PLACENTIA	Utility Tax	16,232	10/07/04
CITY OF PLACENTIA	Gross Receipts Tax	9	10/19/04
CITY OF PORT HUENEME	Utility Tax	10,586	10/07/04
CITY OF PORTERVILLE	Gross Receipts Tax	5	10/19/04
CITY OF PULLMAN	Gross Receipts Tax	18	10/19/04
CITY OF REDONDO BEACH	Gross Receipts Tax	83	10/19/04
CITY OF REDONDO BEACH CA	Utility Tax	44,254	10/07/04
CITY OF RIALTO	Utility Tax	46,860	10/07/04
CITY OF SAN BERNARDINO	Utility Tax	76,185	10/07/04
CITY OF SAN BERNARDINO	Gross Receipts Tax	10	10/19/04
CITY OF SAN BUENAVENTURA	Utility Tax	34,493	10/07/04
CITY OF SANTA ANA	Gross Receipts Tax	21	10/19/04
CITY OF SANTA MONICA	Utility Tax	153,191	10/07/04
CITY OF SANTA MONICA	Gross Receipts Tax	185	10/19/04
CITY OF SEAL BEACH	Gross Receipts Tax	19	10/19/04
CITY OF VENTURA	Gross Receipts Tax	13	10/19/04
CITY OF WAYNESBORO	Utility Tax	28,267	10/18/04
CITY OF WINCHESTER	Utility Tax	16,788	10/18/04
CITY OF WINCHESTER	Utility Tax	—	10/19/04
CLOVERPORT BOARD OF EDUCATION	Utility Tax	268	10/13/04
COLORADO DEPARTMENT OF REVENUE	Sales Tax	4	10/08/04
COLORADO DEPARTMENT OF REVENUE	Sales Tax	300	10/13/04
COLORADO DEPT OF REVENUE	Sales Tax	2,964	10/20/04
COMMONWEALTH OF MASS	Sales Tax	6,902	10/08/04
COMPTROLLER OF MD	Sales Tax	15,268	10/20/04
CONNECTICUT DEPT OF REVENUE	Sales Tax	358,483	10/29/04
COUNTY OF MONTGOMERY	Utility Tax	9,125	10/18/04
DANVILLE INDEPENDENT SCHOOL DIS	Utility Tax	4,781	10/13/04
DAVIESS CO BOARD OF EDUCATION	Gross Receipts Tax	13	10/13/04
DAVIESS CO BOARD OF EDUCATION	Utility Tax	16,369	10/13/04
DEAF TRUST	Sales Tax	70	10/08/04
DEPT OF REVENUE	Sales Tax	249	10/12/04
ELLIOTT COUNTY SCHOO	Utility Tax	241	10/13/04
ENGLEWOOD CITY	Sales Tax	325	10/12/04
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	55,486	10/20/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 3 of 5

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2004

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
FLORIDA DEPT OF REVENUE	Sales Tax	97,273	10/20/04
FLORIDA DEPT OF REVENUE	Telecommunications Tax	3,208,060	10/20/04
FRANKLIN COUNTY SCHOOL DISTRICT	Utility Tax	106	10/13/04
GARRARD COUNTY SCHOOL DISTRICT	Utility Tax	985	10/13/04
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	123	10/12/04
GEORGIA DEPT OF REVENUE	Sales Tax	17,051	10/20/04
HANCOCK COUNTY BOARD OF	Utility Tax	823	10/13/04
HARLAN COUNTY SCHOOL	Utility Tax	261	10/13/04
HARRISON COUNTY SCHOOL DISTRICT	Utility Tax	2,643	10/13/04
HARRODSBURG BOARD OF EDUCATION	Utility Tax	2,714	10/13/04
HENDERSON CO BOARD OF EDUCATION	Utility Tax	2,204	10/13/04
IDAHO STATE TAX COMMISSION	Sales Tax	3,946	10/08/04
IDAHO UNIVERSAL SERV	Gross Receipts Tax	22	10/14/04
ILLINOIS DEPARTMENT OF REVENUE	Gross Receipts Tax	3	10/14/04
INDIANA DEPT OF REVENUE	Sales Tax	1,853	10/08/04
INDIANA DEPT OF REVENUE	Sales Tax	134	10/12/04
INDIANA DEPT OF REVENUE	Sales Tax	28,232	10/20/04
INTERNAL REVENUE SERVICE	Federal Excise Tax	30,174	10/08/04
JACKSON INDEPENDENT SCHOOLS	Utility Tax	569	10/13/04
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	10,665	10/13/04
KANSAS DEPT OF REVENUE	Gross Receipts Tax	12	10/20/04
KANSAS DEPT OF REVENUE	Sales Tax	46	10/20/04
KANSAS DEPT OF REVENUE	Sales Tax	17,116	10/25/04
KENTUCKY REVENUE CABINET	Sales Tax	2,149	10/20/04
LAUREL COUNTY SCHOOL	Utility Tax	11,647	10/13/04
LEE COUNTY SCHOOL DI	Utility Tax	1,084	10/13/04
LESLIE COUNTY SCHOOL	Utility Tax	1,074	10/13/04
LETCHER COUNTY BOARD OF EDUCATION	Utility Tax	763	10/13/04
LEWIS COUNTY BOARD OF	Utility Tax	930	10/13/04
LEWIS COUNTY SCHOOL	Utility Tax	296	10/13/04
LINCOLN COUNTY BOARD OF EDUCATI	Utility Tax	1,302	10/13/04
LOGAN COUNTY SCHOOL DISTRICT	Utility Tax	35	10/13/04
MADISON COUNTY SCHOOL DISTRICT	Gross Receipts Tax	26	10/13/04
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	19,240	10/13/04
MAINE REVENUE SERVICES	Sales Tax	6,012	10/15/04
MAINE REVENUE SERVICES	Sales Tax	—	10/18/04
MARION COUNTY SCHOOL	Utility Tax	2,710	10/13/04
MASS DEPT OF REVENUE	Sales Tax	600	10/20/04
MCLEAN COUNTY SCHOOL DISTRICT	Utility Tax	805	10/13/04
MENIFEE COUNTY SCHOO	Utility Tax	464	10/15/04
MERCER COUNTY SCHOOL DISTRICT	Utility Tax	1,803	10/15/04
MINNESOTA REVENUE	Gross Receipts Tax	—	10/20/04
MINNESOTA REVENUE	Sales Tax	13	10/20/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 4 of 5

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2004

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	42,428	10/08/04
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	53	10/12/04
MONTANA DEPT OF REVENUE	Gross Receipts Tax	21	10/29/04
MORGAN COUNTY SCHOOL	Utility Tax	1,098	10/13/04
NECA KUSF	Gross Receipts Tax	17	10/14/04
NECA TX USF	Gross Receipts Tax	20	10/14/04
NECA VUSF	Gross Receipts Tax	242	10/14/04
NELSON COUNTY BOARD OF EDUCATIO	Utility Tax	1,368	10/13/04
NEW JERSEY SALES TAX	Sales Tax	639	10/12/04
NICHOLAS COUNTY SCHO	Utility Tax	676	10/13/04
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	15,794	10/12/04
NYS SALES TAX PROCESSING	Sales Tax	5,659	10/13/04
OHIO COUNTY SCHOOL DISTRICT	Utility Tax	24	10/13/04
OKLAHOMA TAX COMMISSION	Sales Tax	521	10/07/04
OWENSBORO BOARD OF EDUCATION	Utility Tax	11,259	10/13/04
OWSLEY COUNTY BOARD OF EDUCATIO	Utility Tax	394	10/13/04
PA DEPARTMENT OF REV	Sales Tax	36	10/15/04
PA DEPARTMENT OF REVENUE	Sales Tax	186,184	10/20/04
PA DEPT. OF REVENUE	Sales Tax	14,669	10/08/04
PARIS INDEPENDENT SCHOOLS	Utility Tax	3,046	10/13/04
PERRY COUNTY SCHOOL	Utility Tax	331	10/13/04
PETERSBURG CITY O(T)	Utility Tax	15,231	10/18/04
PETERSBURG CITY O(T)	Utility Tax	—	10/19/04
POWELL COUNTY SCHOOL	Utility Tax	2,022	10/13/04
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	225	10/14/04
ROCKCASTLE COUNTY SCHOOL	Utility Tax	942	10/13/04
RUSSELL INDEPENDENT	Utility Tax	6,165	10/13/04
SCOTT COUNTY SCHOOL	Utility Tax	7,800	10/13/04
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	53,329	10/20/04
STATE OF CONNECTICUT	Sales Tax	197	10/20/04
STATE OF MICHIGAN	Sales Tax	357	10/12/04
STATE OF NEW HAMPSHIRE	Utility Tax	88,200	10/07/04
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	1,634	10/14/04
STATE OF RHODE ISLAND	Sales Tax	27	10/13/04
STATE TAX DEPARTMENT	Sales Tax	16,254	10/05/04
STATE TAX DEPARTMENT	Sales Tax	20,867	10/06/04
STATE TAX DEPARTMENT	Sales Tax	89,188	10/07/04
TENNESSEE DEPT OF REVENUE	Sales Tax	707	10/13/04
TENNESSEE DEPT OF REVENUE	Sales Tax	61,488	10/20/04
TOWN OF ALBION	Utility Tax	353	10/18/04
TOWN OF ALBION	Gross Receipts Tax	4	10/20/04
TOWN OF BLACKSBURG	Utility Tax	16,851	10/18/04
TOWN OF MT CRESTED BUTTE	Utility Tax	1,419	10/07/04
TOWN OF SOUTH BOSTON	Utility Tax	4,747	10/18/04

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 5 of 5

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended October 31, 2004

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
TOWN OF SOUTH BOSTON	Utility Tax	—	10/19/04
TREASURER-STATE OF OHIO	Sales Tax	41,473	10/26/04
TREASURER OF STATE OF OHIO	Sales Tax	88,803	10/26/04
TREASURER STATE OF OHIO	Sales Tax	24,776	10/13/04
UNION COUNTY SCHOOL DISTRICT	Utility Tax	2,870	10/13/04
UNIVERSAL LIFETIME TELEPHONE SE	Gross Receipts Tax	263	10/08/04
UNIVERSAL SERVICE ADMINSTRATIVE	Federal USF	3,387	10/01/04
UNIVERSAL SERVICE ADMINSTRATIVE	Federal USF	29,957	10/28/04
VERMONT DEPT OF TAXES	Sales Tax	336,576	10/20/04
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	3,140	10/07/04
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	1,363	10/08/04
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	219	10/11/04
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	8,378	10/12/04
WASHINGTON COUNTY BOARD OF EDU	Utility Tax	930	10/13/04
WASHINGTON DEPT OF REVENUE	Sales Tax	3,785	10/18/04
WEBSTER COUNTY BOARD OF	Utility Tax	745	10/13/04
WEST VIRGINIA STATE TAX DEPT	Sales Tax	155,458	10/20/04
WOLFE COUNTY SCHOOL	Utility Tax	907	10/13/04
WOODFORD COUNTY BOARD OF ED	Utility Tax	4,876	10/13/04
WYOMING UNIVERSAL SERVICE FUND	Gross Receipts Tax	2	10/19/04

Total		$6,076,305

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 1 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended October 31, 2004

LEGAL ENTITY	Account Number	Case Number	Disbursements
ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$2,514,586
ACC CABLE HOLDINGS VA, INC.	081-02-41905	02-41905	—
ACC HOLDINGS II, LLC	081-02-41955	02-41955	—
ACC INVESTMENT HOLDINGS, INC.	081-02-41957	02-41957	250
ACC OPERATIONS, INC.	081-02-41956	02-41956	68,480
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	—
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	236,597
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	13,943
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	—
ADELPHIA ACQUISITION SUBSIDIARY, INC.	081-02-41860	02-41860	—
ADELPHIA ARIZONA, INC.	081-02-41859	02-41859	—
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	—
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	5,271,849
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	543,307
ADELPHIA CABLEVISION CORP.	081-02-41752	02-41752	1,102,453
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	1,467,717
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	—
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	5,018,870
ADELPHIA CABLEVISION OF NEW YORK, INC.	081-02-41892	02-41892	3,098,668
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	499,503
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	559,822
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	521,004
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	—
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	1,809,509
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	159,198
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	1,011,433
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	301,600
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	249,707
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	2,302,590
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	87,978
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	63,276,072
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	2,623,561
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	3,393,726
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	11,432,830
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	508
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.	081-02-41857	02-41857	250
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	3,684,814
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	1,586,984
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	197,683
ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	3,538,227
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	—
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 2 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended October 31, 2004

LEGAL ENTITY	Account Number	Case Number	Disbursements
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	2,937,257
ADELPHIA HARBOR CENTER HOLDINGS LLC	081-02-41853	02-41853	250
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	—
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	250
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	250
ADELPHIA MOBILE PHONES, INC.	081-02-41852	02-41852	250
ADELPHIA OF THE MIDWEST, INC.	081-02-41794	02-41794	250
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	—
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	5,841,751
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.	081-02-41939	02-41939	68,142
ADELPHIA TELECOMMUNICATIONS, INC.	081-02-41851	02-41851	123,889
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	—
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	500
ARAHOVA COMMUNICATIONS, INC.	081-02-41815	02-41815	30,874
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	250
BADGER HOLDING CORP	081-02-41792	02-41792	250
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	584,324
BLACKSBURG/SALEM CABLEVISION, INC.	081-02-41759	02-41759	1,164,190
BRAZAS COMMUNICATIONS, INC.	081-02-41804	02-41804	250
BUENAVISION TELECOMMUNICATIONS, INC.	081-02-41938	02-41938	518,860
CABLE SENTRY CORPORATION	081-02-41894	02-41894	—
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	—
CCC-III, INC.	081-02-41867	02-41867	—
CCC-INDIANA, INC.	081-02-41937	02-41937	—
CCH INDIANA, LP	081-02-41935	02-41935	—
CDA CABLE, INC.	081-02-41879	02-41879	181,153
CENTURY ADVERTISING, INC.	081-02-41731	02-41731	250
CENTURY ALABAMA CORP	081-02-41889	02-41889	122,778
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	—
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	250
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	289,104
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	1,250
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	16,212,987
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	323,556
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	—
CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	1,658,465
CENTURY CAROLINA CORP	081-02-41886	02-41886	556,415
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	116,738
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	5,688,025
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	1,592,820
CENTURY CULLMAN CORP	081-02-41888	02-41888	270,962
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	292,096
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	250

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 3 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended October 31, 2004

LEGAL ENTITY	Account Number	Case Number	Disbursements
CENTURY FEDERAL, INC.	081-02-41747	02-41747	—
CENTURY GRANITE CABLE TELEVISION CORP.	081-02-41779	02-41779	—
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	2,261,722
CENTURY INDIANA CORP	081-02-41768	02-41768	250
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	250
CENTURY INVESTORS, INC.	081-02-41733	02-41733	250
CENTURY ISLAND ASSOCIATES, INC.	081-02-41771	02-41771	25,936
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	250
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	152,402
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	171,138
CENTURY MENDOCINO CABLE TELEVISION, INC.	081-02-41780	02-41780	523,649
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	407,702
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	172,168
CENTURY NEW MEXICO CABLE TELEVISION CORP.	081-02-41784	02-41784	1,400
CENTURY NORWICH CORP	081-02-41881	02-41881	941,260
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	577,296
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	250
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	—
CENTURY PROGRAMMING, INC.	081-02-41732	02-41732	375
CENTURY REALTY CORP.	081-02-41813	02-41813	—
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	250
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	250
CENTURY TRINIDAD CABLE TELEVISION CORP.	081-02-41790	02-41790	125,115
CENTURY VIRGINIA CORP	081-02-41796	02-41796	612,728
CENTURY VOICE AND DATA COMMUNICATIONS, INC.	081-02-41737	02-41737	250
CENTURY WARRICK CABLE CORP.	081-02-41763	02-41763	250
CENTURY WASHINGTON CABLE TELEVISION, INC.	081-02-41878	02-41878	250
CENTURY WYOMING CABLE TELEVISION CORP.	081-02-41789	02-41789	84,057
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	5,000
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	35,618,626
CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	250
CHELSEA COMMUNICATIONS, INC.	081-02-41923	02-41923	1,000
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	9,190,513
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	—
CLEAR CABLEVISION, INC.	081-02-41756	02-41756	—
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	298,386
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	149,043
CORAL SECURITY, INC	081-02-41895	02-41895	—
COWLITZ CABLEVISION, INC.	081-02-41877	02-41877	724,055
CP-MDU I LLC	081-02-41940	02-41940	—
CP-MDU II LLC	081-02-41941	02-41941	—
E & E CABLE SERVICE, INC.	081-02-41785	02-41785	250

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 4 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended October 31, 2004

LEGAL ENTITY	Account Number	Case Number	Disbursements
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	250
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	543,797
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	299,607
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	250
FOP INDIANA, LP	081-02-41816	02-41816	201,327
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	1,685,709
FRONTIERVISION CABLE NEW ENGLAND, INC.	081-02-41822	02-41822	920,706
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	250
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	250
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	250
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	250
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	250
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	250
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	25,993,321
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	250
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	1
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	250
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	—
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	1,557,384
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	250
GRAFTON CABLE COMPANY	081-02-41788	02-41788	250
GS CABLE, LLC	081-02-41907	02-41907	2,650,103
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	—
HARRON CABLEVISION OF NEW HAMPSHIRE, INC.	081-02-41750	02-41750	1,758,180
HUNTINGTON CATV, INC.	081-02-41765	02-41765	—
IMPERIAL VALLEY CABLEVISION, INC.	081-02-41876	02-41876	750,320
KALAMAZOO COUNTY CABLEVISION, INC.	081-02-41922	02-41922	250
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	129,488
KOOTENAI CABLE, INC.	081-02-41875	02-41875	972,622
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	223,394
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	—
LOUISA CABLEVISION, INC.	081-02-41760	02-41760	22,438
MANCHESTER CABLEVISION, INC.	081-02-41758	02-41758	—
MARTHA'S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	283,706
MERCURY COMMUNICATIONS, INC.	081-02-41840	02-41840	58,460
MICKELSON MEDIA OF FLORIDA, INC.	081-02-41874	02-41874	316,325
MICKELSON MEDIA, INC.	081-02-41782	02-41782	124,145
MONTGOMERY CABLEVISION, INC.	081-02-41848	02-41848	250
MONUMENT COLORADO CABLEVISION, INC.	081-02-41932	02-41932	201,884
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	250
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	3,708,111
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 5 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended October 31, 2004

LEGAL ENTITY	Account Number	Case Number	Disbursements
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	672,478
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	2,582,911
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	6,403,522
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	250
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	—
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	1,250
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	—
OWENSBORO INDIANA, LP	081-02-41773	02-41773	—
OWENSBORO ON THE AIR, INC.	081-02-41777	02-41777	500
OWENSBORO-BRUNSWICK, INC.	081-02-41730	02-41730	3,022,288
PAGE TIME, INC.	081-02-41839	02-41839	918
PARAGON CABLE TELEVISION, INC.	081-02-41778	02-41778	750
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	—
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	—
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	190,830
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	—
PARNASSOS, LP	081-02-41843	02-41843	16,017,126
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	250
PULLMAN TV CABLE CO., INC.	081-02-41873	02-41873	642,070
RENTAVISION OF BRUNSWICK, INC.	081-02-41872	02-41872	183,115
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	89,522
RIGPAL COMMUNICATIONS, INC.	081-02-41917	02-41917	—
ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	500,355
S/T CABLE CORPORATION	081-02-41791	02-41791	250
SABRES, INC.	081-02-41838	02-41838	250
SCRANTON CABLEVISION, INC.	081-02-41761	02-41761	1,676,355
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.	081-02-41767	02-41767	—
SOUTHEAST FLORIDA CABLE, INC.	081-02-41900	02-41900	12,579,315
SOUTHWEST COLORADO CABLE INC.	081-02-41769	02-41769	139,800
SOUTHWEST VIRGINIA CABLE, INC.	081-02-41833	02-41833	854,036
STAR CABLE INC.	081-02-41787	02-41787	250
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	936,619
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	899,350
SVHH HOLDINGS, LLC	081-02-41837	02-41837	—
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	209,591
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	—
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	1,935,924
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	—
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	2,087,787
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	250
THE MAIN INTERNETWORKS, INC.	081-02-41818	02-41818	—
THE WESTOVER TV CABLE CO., INC.	081-02-41786	02-41786	250
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	846,290

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 6 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended October 31, 2004

LEGAL ENTITY	Account Number	Case Number	Disbursements
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	250
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	500
TMC HOLDINGS, LLC	081-02-41802	02-41802	—
TRI-STATES, LLC	081-02-41810	02-41810	250
UCA LLC	081-02-41834	02-41834	11,318,572
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	—
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	250
VALLEY VIDEO, INC.	081-02-41870	02-41870	129,037
VAN BUREN COUNTY CABLEVISION, INC.	081-02-41832	02-41832	162,257
WARRICK CABLEVISION, INC	081-02-41866	02-41866	—
WARRICK INDIANA, LP	081-02-41865	02-41865	206,642
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	384,270
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	2,306,057
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	—
WESTVIEW SECURITY, INC	081-02-41896	02-41896	—
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	180,675
YOUNG'S CABLE TV CORP	081-02-41915	02-41915	278,411
YUMA CABLEVISION, INC.	081-02-41868	02-41868	883,235

Total			$317,928,812

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII	Page 1 of 2

Court Reporting schedules for Insurance Coverage

Coverage**	Company	Policy No.	Term
Commercial Property	Lexington, C N A, RSUI	7474233; 1098648388; 335349	05/16/04 - 05/16/05
Commercial General Liability	AIG (American Home Assurance Co)	4806343, 4806117, 4806148	12/15/03 - 05/16/05
Commercial Automobile Liability	AIG (American Home Assurance Co)	MA—5189088 VA—5189089 TX—5189090 All other states—5189087	05/16/04 - 05/16/05
Excess Automobile Liability	AIG (Lexington)	All States—4261364	05/16/04 - 05/16/05
Worker's Compensation	AIG (New Hampshire Ins. Co., AI South Insurance Co., National Union Fire Insurance Co. of VT, and Ins. Co. State of PA)	All states except monopolistic policy numbers 5212710, 5212711, 5212712, 5212713	05/16/04 - 05/16/05
Ohio	Ohio Bureau of Workers Compensation	1328524	Ongoing*
Washington State	WA Department of Labor & Industry	083 004 452	10/1/99 - Ongoing*
West Virginia	West Virginia Workers' Compensation	20104948 101	10/1/99 - Ongoing*
Wyoming	Wyoming Department of Employment	366575	10/1/99 - Ongoing*
International Package Policy (Liability & Foreign Voluntary Comp)	ACE USA (ACE American Insurance Co.)	PHR073190	10/15/04 - 10/15/05

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII	Page 2 of 2

Court Reporting schedules for Insurance Coverage

Coverage**	Company	Policy No.	Term
Aircraft Policy	AIG (National Union Fire Insurance Co.)	GM3380176-01	11/01/03 - 11/01/04
Umbrella Liability	Zurich (American Guarantee & Liability Insurance Co.)	AUC937411601	05/16/04 - 05/16/05
Excess Umbrella Liability	XL, St. Paul, Zurich	US00006683L104A, Q16400089, AEC380810300	05/16/04 - 05/16/05
Executive Protection (Special Crime)	Liberty Insurance Underwriters	180933013	12/19/03 - 12/19/04
New York Disability	Cigna	NYD 074487	07/01/04 - 12/31/05
Pollution Liability	Quanta Reinsurance U.S. Ltd.	On-site coverage (2000110) Off-site coverage(2000111)	01/01/04 - 01/01/05
Fiduciary Liability Insurance	Houston Casualty Co.	14MG03A2983	12/08/03 - 12/08/04
Directors & Officers Liability	AIG (National Union Insurance Co.)	7290984	12/31/03 - 12/31/04
Directors & Officers Liability Tail	Associated Electric & Gas Insurance Services Limited (AEGIS)	D0999A1A00	12/31/03 - 12/31/05 (Extension of Limit of Liability of 12/31/00-03 term)
Excess Directors & Officers Liability	U.S. Specialty Insurance Co. Hartford (Twin City Fire Ins. Co.) Hudson Insurance Co. Axis Reinsurance Co. Old Republic Insurance Co.	14MGU03A3639 00DA02209103 HN03031687 RBN502748 CUG27319	12/31/03 - 12/31/04
Blanket Fidelity Bond incl ERISA	Great American Insurance Co.	554-43-87	05/16/04 - 05/16/05
Media Professional Liability	ACE (Illinois Union Insurance Company)	EON G21640104 002	01/22/04 - 01/22/05

*
Ongoing means until the policy is cancelled by Adelphia or carrier

**
The named insured is Adelphia Communications Corporation et al for all of the coverages.

QuickLinks

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED BALANCE SHEET (Dollars in thousands, except per share amounts)
ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts)
ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Dollars in thousands)
ADELPHIA COMMUNICATIONS CORPORATION, et. al. (DEBTORS-IN-POSSESSION) NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Dollars in thousands)
ADELPHIA COMMUNICATIONS CORPORATION, et. al. (DEBTORS-IN-POSSESSION) NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Dollars in thousands)
ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES